CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

Exhibit 10.11

EXECUTION VERSION

EXCLUSIVE LICENSE AGREEMENT

by and between

AMGEN INC.

and

VIGIL NEUROSCIENCE, INC.

Dated as of July 9, 2020

Amgen Proprietary – Confidential

Amgen Proprietary – Confidential/Vigil Proprietary & Confidential

Amgen Contract No. 2020044836

Amgen Proprietary – Confidential/Vigil Proprietary & Confidential

Amgen Contract No. 2020044836

i

Exhibit List

Exhibit A	Licensed Know-How & Licensed Materials
Exhibit B	Licensed Patents
Exhibit C	Permitted CMOs/CROs
Exhibit D	Licensed Compounds
Exhibit E	Supplemental Confidentiality Agreement
Exhibit F	Reservation Agreement
Exhibit G	Ongoing Studies
Exhibit H	[***] Order Summary

ii

EXCLUSIVE LICENSE AGREEMENT

This EXCLUSIVE LICENSE AGREEMENT (this “Agreement”) is entered into as of July 9, 2020 (the “Effective Date”) by and between AMGEN INC., a Delaware corporation having an address at One Amgen Center Drive, Thousand Oaks, California 91320 (“AMGEN”), and VIGIL NEUROSCIENCE, INC., a Delaware corporation having an address at 400 Technology Square, 10th Floor, Cambridge, MA 02139 (“VIGIL”). VIGIL and AMGEN are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, AMGEN possesses certain rights to patents and other intellectual property related to compounds binding to TREM2 (as hereinafter defined); and

WHEREAS, VIGIL desires to license from AMGEN such patents and intellectual property rights, and to commercially develop, manufacture, use and distribute products containing compounds that bind to TREM2, and AMGEN desires to grant such a license to VIGIL in accordance with the terms and conditions of this Agreement; and

WHEREAS, simultaneous with the execution of this Agreement, AMGEN and Atlas Venture Life Science Advisors LLC (“Atlas”) have executed that certain Guarantee pursuant to which Atlas has guaranteed the performance of VIGIL’s payment obligations under Section 2.5.3; and

WHEREAS, simultaneous with the execution of this Agreement, Amgen and VIGIL have executed that certain Side Letter (the “Equity Side Letter”), pursuant to which, VIGIL has committed to issue to AMGEN equity of VIGIL and Amgen has been further granted certain rights with respect to [***], as partial consideration for the licenses and covenants granted in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE 1. DEFINITIONS

All references to particular Exhibits, Articles or Sections shall mean the Exhibits to, and Articles and Sections of, this Agreement, unless otherwise specified. For the purposes of this Agreement and the Exhibits hereto, the following words and phrases shall have the following meanings:

Section 1.1	“Abandoned Patent Right” has the meaning set forth in 4.2.2(AMGEN Step-In Right).

Section 1.2	“Acquisition Transaction” has the meaning set forth in Section 2.4 [***].

Section 1.3	“Agreement” has the meaning set forth in the Preamble.

Section 1.4	“Affiliate” means, with respect to any Person, any other Person that, directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, for as long as such control exists. For purposes of this Section, “control” means the direct or indirect ownership of more than fifty percent (50%) of the voting or economic interest of a Person, or the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of a Person. For clarity, once a Person ceases to be an Affiliate of a Party, then, without any further action, such Person shall cease to have any rights, including license and sublicense rights, under this Agreement by reason of being an Affiliate of such Party.

Section 1.5	“AMGEN” has the meaning set forth in the Preamble.

Section 1.6	“AMGEN Acquiree” has the meaning set forth in Section 10.9 (Sale Transaction or AMGEN Acquisition).

Section 1.7	“AMGEN Acquisition” has the meaning set forth in Section 10.9 (Sale Transaction or AMGEN Acquisition).

Section 1.8	“AMGEN Cell Line” means the [***].

Section 1.9	“AMGEN Indemnified Parties” has the meaning set forth in Section 7.1.2 (By VIGIL).

Section 1.10	“AMGEN Shares” has the meaning set forth in Section 3.1.

Section 1.11	“Anti-Corruption Laws” means Laws, regulations, or orders prohibiting the provision of a financial or other advantage for a corrupt purpose or otherwise in connection with the improper performance of a relevant function, including without limitation, the U.S. Foreign Corrupt Practices Act (FCPA) as amended, the UK Bribery Act 2010, as amended, and any other applicable laws, rules and regulations relating to or concerning public or commercial bribery or corruption.

Section 1.12	“Audited Party” has the meaning set forth in Section 3.8 (Records and Audits).

Section 1.13	“Calendar Quarter” means a three-month period beginning on January, April, July or October 1st.

Section 1.14	“Calendar Year” means a one-year period beginning on January 1st and ending on December 31st.

Section 1.15	“Change of Control” means (a) the closing of the sale, transfer, exclusive license or other disposition of all or substantially all of VIGIL’s assets or intellectual property, (b) the consummation of the merger or consolidation of VIGIL with or into another entity (except a merger or consolidation in which the holders of capital stock of VIGIL immediately prior to such merger or consolidation continue to hold at least fifty percent (50%) of the voting power of the capital stock of VIGIL or the surviving or acquiring entity), (c) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of VIGIL’s securities), of VIGIL’s securities if, after such closing, such person or group of affiliated persons would hold fifty percent (50%) or more of the outstanding voting stock of VIGIL (or the surviving or acquiring entity) or (d) a liquidation, dissolution or winding up of VIGIL.

Section 1.16	“CNS Field” means diseases of the central nervous system.

Section 1.17	“Commercially Reasonable Efforts” means those efforts and resources commensurate with those efforts commonly used in the pharmaceutical industry by [***] in connection with the development or commercialization of pharmaceutical products that are of similar status, taking into account the proprietary position of the product (including intellectual property scope, subject matter and coverage), safety and efficacy, product profile, competitiveness of the marketplace, the regulatory status and approval process, anticipated or approved labeling, present and future market potential, the probable profitability of the applicable product (including pricing and reimbursement status achieved or likely to be achieved) and other relevant factors such as technical, legal, scientific or medical factors. In determining the level of efforts constituting “Commercially Reasonable Efforts,” the following shall not be taken into account: (a) any other pharmaceutical product VIGIL or any of its Affiliates is then researching, developing or commercializing, alone or with one or more collaborators or (b) any payment required to be made to AMGEN hereunder.

Section 1.18	“Confidential Information” has the meaning set forth in Section 8.1.1 (Confidential Information).

Section 1.19	“Consulting Support” means any work or services to be performed by AMGEN and is requested by VIGIL and agreed upon by Amgen that is related to the Exploitation of the Licensed Materials and Licensed Know How.

Section 1.20	“Control” or “Controlled” means, with respect to any Know-How, material, Patent Right, or other intellectual property right, the possession (whether by ownership or license) by a Party or its Affiliate of the ability to grant to the other Party a license, sublicense or access as provided herein to such Know-How, material, Patent Right, or other intellectual property right, without violating Laws or the terms of any agreement or other arrangement with any Third Party, or being obligated to pay any royalties or other consideration therefor, in existence as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such license, sublicense or access.

Section 1.21	“Cover” means (a) with respect to Know-How, such Know-How was used in the Exploitation of the product, and (b) with respect to a Patent Right, (1) a Valid Claim would (absent a license thereunder or ownership thereof) be Infringed by the Exploitation of the product or (2) such Patent Right includes generic or specific disclosure of the product or use thereof wherein such disclosure is not claimed but a claim to such disclosure would be a Valid Claim; provided, however, that in determining whether a Valid Claim that is a claim of a pending application would be Infringed, it shall be treated as if issued as then currently being prosecuted. Cognates of the word “Cover” shall have correlative meanings.

Section 1.22	“Covered Individuals and Entities” (or, in the singular, “Covered Individual and Entity”) means any one or more of an HCP, HCI, Payor, Purchaser, Healthcare Industry Professional Society and Trade Association, and entities owned or operated by any one or more of an HCP, HCI, Payor, Purchaser, or Healthcare Industry Professional Societies or Trade Association.

Section 1.23	“Defending Party” has the meaning set forth in Section 4.4.1.

Section 1.24	“De Novo Compound” means any and all [***] that are discovered, researched, developed or otherwise Exploited by VIGIL, its Affiliates or Sublicensees that [***], but specifically excludes all Licensed Compounds and Program Compounds.

Section 1.25	“De Novo Product” means any pharmaceutical or biopharmaceutical product containing a De Novo Compound in any form or formulation, and optionally in combination with one or more other active agents, provided that if a product includes any Licensed Compound or Program Compound, such product constitutes a “Licensed Product” not a De Novo Product.

Section 1.26	“Disclosing Party” has the meaning set forth in Section 8.1.1 (Confidential Information).

Section 1.27	“Distracting Product” means any compound or product (but excluding any Licensed Product) that binds to TREM2 [***] (specifically including a De Novo Product) unless and until VIGIL has elected to treat such compound or product as a “Newly Added Product” pursuant to Section 5.4.2.

Section 1.28	“Distracting Program” means the clinical development, commercialization or manufacture of any Distracting Product.

Section 1.29	“Distracting Transaction” means any transaction entered into by VIGIL or its Affiliates after the Effective Date whereby a Third Party that is engaged in a Distracting Program becomes an Affiliate of VIGIL.

Section 1.30	“Distracting Transaction Affiliates” means those entities that are or would become Affiliates of VIGIL by virtue of a Distracting Transaction.

Section 1.31	“Divest” means, with respect to any Distracting Program, the sale, exclusive license or other transfer of substantially all of the right, title and interest in and to such Distracting Program, including technology, Know-How, intellectual property and other assets materially relating thereto, to an independent Third Party, without the retention or reservation of any rights or interest (other than an economic interest) in such Distracting Program by the relevant Party or its Affiliates.

Section 1.32	“Dollars” or “$” means U.S. Dollars.

Section 1.33	“Effective Date” has the meaning set forth in the Preamble.

Section 1.34	“EMA” means the European Medicines Agency or any successor entity thereto.

Section 1.35	“Enforcing Party” has the meaning set forth in Section 4.3.3 (Progress Reports).

Section 1.36	“Exclusively Licensed Know-How” means the Licensed Non-Manufacturing Know-How set forth on Exhibit A under the heading “Exclusively Licensed Know-How”.

Section 1.37	“Exploit” means to research, develop, make, have made, use, offer for sale, sell, import, export or otherwise exploit, or transfer possession of or title in, a product. Cognates of the word “Exploit” shall have correlative meanings.

Section 1.38	“FDA” means the United States Food and Drug Administration or any successor entity thereto.

Section 1.39	“Financing Agreements” means those agreements by and among VIGIL, AMGEN and the various investors to effect the Series A Financing.

Section 1.40	“First Commercial Sale” means, with respect to a product in any country, the first sale for end use or consumption of such product in such country after Marketing Approval has been granted in such country. First Commercial Sale excludes any sale or other distribution of such product for use in a clinical trial or other development activity, promotional use (including samples) prior to Marketing Approval or for compassionate use or on a named patient basis.

Section 1.41	“FTE Rate” means $[***] per hour. The FTE Rate shall be increased by [***] percent ([***]%) each calendar year, beginning with the [***] calendar year.

Section 1.42	[***]

Section 1.43	“GAAP” means the then current generally accepted accounting principles in the United States as established by the Financial Accounting Standards Board or any successor entity or other entity generally recognized as having the right to establish such principles in the United States, in each case consistently applied.

Section 1.44	“Generic Product” means, with respect to a Small Molecule Product in a particular regulatory jurisdiction, on a Small Molecule Product-by- Small Molecule Product and country-by-country basis, any pharmaceutical product (other than a Small Molecule Product under this Agreement) that (a) is approved by the Regulatory Authority in such country for at least one indication for which such Small Molecule Product obtained Regulatory Approval from the applicable Regulatory Authority in such jurisdiction through an abbreviated new drug application as defined in 21 U.S.C. 355(j) (or equivalent outside the United States) and (b) is sold in such jurisdiction by a Third Party that is not a Sublicensee and did not purchase such product in a chain of distribution that included any of VIGIL or its Affiliates or Sublicensees.

Section 1.45	“Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.

Section 1.46	“Government Official” means (i) any Person employed by or acting on behalf of a Governmental Authority; (ii) any political party, party official or candidate; (iii) any Person who holds or performs the duties of an appointment, office or position created by custom or convention; and (iv) any Person who holds himself out to be the authorized intermediary of any of the foregoing.

Section 1.47	“Healthcare Industry Professional Society and Trade Association” means a non-profit or tax exempt healthcare industry organization seeking to further a particular profession, the interests of individuals engaged in that profession, or the public interest (examples of such include without limitation the American Society of Hematology, the North American Society for Dialysis and Transplantation, the American Society of Hypertension, the American Cancer Society and the American Society of Clinical Oncology).

Section 1.48	“Healthcare Institution” or “HCI” means a facility that provides health maintenance, or treats illness and injury, and can include without limitation any hospital, convalescent hospital, dialysis center, health clinic, nursing home, extended care facility, or other institution devoted to the care of sick, infirm, or aged persons, and is in a position to purchase or influence a purchasing decision for any human therapeutic product marketed, distributed, or sold or any service related thereto provided by or on behalf of Amgen or any of its Affiliates (each an “Amgen Therapeutic Product”).

Section 1.49	“Healthcare Professional” or “HCP” means any person licensed to prescribe an Amgen Therapeutic Product, as well as anyone working for a person licensed to prescribe an Amgen Therapeutic Product and/or in a position to influence a purchasing decision, including without limitation physicians and other providers (e.g., nurses, pharmacists), dialysis providers, and other office personnel.

Section 1.50	“Infringe” or “Infringement” means any infringement as determined by Law, including, without limitation, direct infringement, contributory infringement or any inducement to infringe.

Section 1.51	“Initiation” means, with respect to a human clinical trial, the first dosing in the first patient in such clinical trial.

Section 1.52	“International Trade Laws” means all applicable United States laws, regulations, and orders pertaining to trade and economic sanctions, export controls, and customs, including, such laws, regulations, and orders administered and enforced by the U.S. Department of the Treasury, the U.S. Department of Commerce, the U.S. Department of State and the U.S. Customs and Border Protection agency, including but not limited to the sanctions administered and enforced by the Office of Foreign Assets Control (OFAC), the United States Export Administration Act of 1979, as amended, and the Export Control Reform Act of 2018, and implementing Export Administration Regulations (EAR); the Arms Export Control Act and implementing International Traffic in Arms Regulations (ITAR); and all comparable applicable export and import Laws outside the United States for each country where the Parties or their agents and representatives conduct business.

Section 1.53	“IPO” means VIGIL’s initial public offering or another transaction, including a reverse merger, pursuant to which VIGIL (or its successor) first has its equity securities listed on a recognized stock exchange or trading system (e.g., NYSE or NASDAQ).

Section 1.54	“Issuing Party” has the meaning set forth in Section 8.2.2 (Review).

Section 1.55	“Know-How” means techniques, technology, trade secrets, inventions (whether patentable or not), methods, data (both primary and summary), reports and results (including pharmacological, toxicological and clinical data and results), analytical and quality control data and results, regulatory documents, cell line technology and development information, manufacturing process information and other information.

Section 1.56	“Law” means, individually and collectively, any and all laws, ordinances, rules, directives, administrative circulars and regulations of any kind whatsoever of any Governmental Authority within the applicable jurisdiction, including, but not limited to, Anti-Corruption Laws, International Trade Laws, those concerning data privacy and protection, and healthcare compliance.

Section 1.57	“Licensed Compound” means any compound that: (a) is Controlled by AMGEN or its Affiliates; (b)(1) for a monoclonal antibody, binds to TREM2 [***] and (2) for a small molecule, binds to TREM2 and has agonist activity on TREM2 [***]; and (c) was discovered, researched or developed in the conduct of the Licensed MAB Program or the Licensed Small Molecule Program by AMGEN or its Affiliates prior to the Effective Date. The Licensed Compounds are listed or referenced on Exhibit D.

Section 1.58	“Licensed Field” means any and all uses.

Section 1.59	“Licensed Non-Manufacturing Know-How” means all proprietary Know-How that both (a) is Controlled by AMGEN or its Affiliates and (b) [***] in the Licensed MAB Program and Licensed Small Molecule Program, in each case (a) and (b) prior to the Effective Date, as set forth on Exhibit A; provided, however, “Licensed Non-Manufacturing Know-How” excludes (1) any Know-How relating to AMGEN’s or its Affiliates manufacturing platform or activities, including, specifically, the Licensed Manufacturing Know-How and (2) any Know-How solely relating to the research, development, manufacture or use of [***].

Section 1.60	“Licensed Know-How” means the Licensed Non-Manufacturing Know-How together with the Licensed Manufacturing Know-How, in each case, as set forth on Exhibit A.

Section 1.61	“Licensed Lead Antibody Compound” means the Licensed Compound known as [***] or [***].

Section 1.62	“Licensed Manufacturing Know-How” means all proprietary manufacturing process-related Know-How directly relating to the manufacture of the Licensed Lead Antibody Compound that both (i) is Controlled by AMGEN or its Affiliates and (ii) [***], in each case (i) and (ii) prior to the Effective Date, as set forth on Exhibit A; provided, however, that “Licensed Manufacturing Know-How” excludes (1) any Know-How relating to AMGEN’s or its Affiliates commercial manufacturing platform and (2) any Know-How solely relating to the research, development or manufacture of [***].

Section 1.63	“Licensed Materials” means those certain materials set forth on Table 1 of Exhibit A, all to the extent Controlled by AMGEN or its Affiliates as of the Effective Date.

Section 1.64	“Licensed MAB Program” means AMGEN’s research and development activities prior to the Effective Date with respect to monospecific monoclonal antibody agonists of TREM2.

Section 1.65	“Licensed Patents” means the Patent Rights Controlled by AMGEN or its Affiliates as of the Effective Date and set forth on Exhibit B.

Section 1.66	“Licensed Product” means any pharmaceutical or biopharmaceutical product containing a Licensed Compound or Program Compound in any form or formulation, and optionally in combination with one or more other active agents.

Section 1.67	“Licensed Small Molecule Program” means AMGEN’s research and development activities prior to the Effective Date with respect to small molecule agonists of TREM2.

Section 1.68	“Losses” has the meaning set forth in Section 7.1.1 (By AMGEN).

Section 1.69	“MAB Product” means a Product that contains a monoclonal antibody agonist of TREM2.

Section 1.70	“Marketing Approval” means all approvals, licenses, registrations or authorizations of the Regulatory Authority in a country, necessary for the manufacture, use, storage, import, marketing and sale of the Product in such country.

Section 1.71	“MPA” means that certain Amended and Restated Master Purchase Agreement dated [***] by and between [***] and [***].

Section 1.72	“[***] Period” has the meaning set forth in Section 2.4 [***].

Section 1.73	“Net Sales” means, with respect to a certain time period, the gross invoiced sales prices charged for Products sold by or for VIGIL, its Affiliates and Sublicensees (the “Selling Party”) in arm’s length transactions to Third Parties during such time period, less the total of the following charges or expenses as determined in accordance with GAAP:

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

(f) [***]

(g) [***]

Any disposal of Products for, or use of Products in, clinical or pre-clinical trials, given as free samples, or distributed for indigent programs shall not be included in Net Sales.

Upon any sale or other disposal of any Product that should be included within Net Sales for any consideration other than an exclusively monetary consideration on bona fide arm’s length terms, then for purposes of calculating the Net Sales under this Agreement, such Product shall be deemed to be sold exclusively for money at the average sales price during the applicable reporting period generally achieved for such Product in the country in which such sale or other disposal occurred when such Product is sold alone and not with other products.

Where a Product is sold together with another pharmaceutically active ingredient for a single price (including any combination product including the Product) (a “Bundle”), then for the purposes of calculating the Net Sales under this Agreement, such Product shall be deemed to be sold for an amount equal to (X/(X+Y)) * Z, where: X is the average sales price during the applicable reporting period for such Product being sold alone (in the same dosage form) (or, should more than one Product be included in a Bundle with a product other than a Product, the sum of such average sales prices for the included Products) in the particular country of sale; Y is the sum of the average sales price during the applicable reporting period in the particular country of sale, when sold alone, of each pharmaceutical (other than the included Product(s)) included in the Bundle (in the same dosage form); and Z equals the Net Sales of such Bundle. In the event that a Product or one or more of the other pharmaceuticals in the Bundle are not sold separately (in the same dosage form), the Parties will discuss in good faith to determine an equitable fair market price to apply to such Product or other pharmaceutical in the Bundle.

Section 1.74	“Order” means a statement of work or work order under the MPA pursuant to which [***] related to the manufacture of the Licensed Lead Antibody Compound drug substance.

Section 1.75	“Ongoing Studies” means those preclinical research studies conducted by AMGEN and [***] and ongoing as of the Effective Date, as listed on Exhibit G.

Section 1.76	“Ongoing Studies Agreement” means that certain Preclinical Research Program Agreement by and between AMGEN and [***] effective [***].

Section 1.77	“Patent Rights” means any provisional and non-provisional patents and patent applications, together with all additions, divisions, continuations, continuations-in- part, substitutions, and reissues claiming priority thereto, as well as any reexaminations, extensions, registrations, patent term extensions, supplemental protection certificates, renewals and the like with respect to any of the foregoing and all foreign counterparts thereof.

Section 1.78	“Party” has the meaning set forth in the Preamble.

Section 1.79	“Payor” means an organization, including without limitation its directors, officers, employees, contractors and agents, whether private or governmental (e.g., Centers for Medicare and Medicaid Services, Veterans Administration), that provides medical and/or pharmacy plans for covering and reimbursing patients and/or Healthcare Professionals from medical expenses incurred, including without limitation managed care organizations, pharmacy benefit managers, health maintenance organizations, other healthcare coverage providers, and any similar such organization.

Section 1.80	“Permitted CMO/CRO” means (a) [***] or (b) any other party deemed to be a Permitted CMO/CRO pursuant to the terms of Section 2.5.3.

Section 1.81	“Permitted CMO/CRO Agreement” has the meaning set forth in Section 2.5.3(b).

Section 1.82	“Permitted CMO/CRO Request” has the meaning set forth in Section 2.5.3(g).

Section 1.83	“Person” means any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual.

Section 1.84	“Product” means any (1) Licensed Product, or (2) any Distracting Product (including, for clarity, a De Novo Product) that Vigil has elected to treat as a Newly Added Product pursuant to Section 5.4.2 on and after the date of such election.

Section 1.85	“Program Compound” means any and all compounds (including both small molecule and monoclonal antibodies) that are discovered, researched or developed by VIGIL, its Affiliates or Sublicensees that [***] and (a) the discovery, research, development, manufacture or commercialization of which incorporates or uses any (i) Exclusively Licensed Know-How, (ii) Licensed Compound (other than use as described in (z) below (i.e., any such Licensed Compound was not known to VIGIL to be included in a library of compounds used for screening)), or (iii) any improvement, modification, variant, derivative, salt, prodrug, polymorph or stereoisomer of any of the foregoing (i) - (ii), or (b) is Covered by a Licensed Patent. For clarification, a small molecule compound shall not be considered a Program Compound (and would instead be considered a De Novo Compound) if such small molecule (x) is not Covered by any Licensed Patent; (y) [***]; and (z) results from and/or is identified by screening a library of compounds [***], and, conversely, a small molecule compound would be considered a Program Compound if any of clauses (x), (y), or (z) were untrue. For further clarification, a monoclonal antibody shall not be considered a Program Compound (and would instead be considered a De Novo Compound) if such antibody (1) is produced with [***], (2) [***], and (3) has a lineage that is not derived from a Licensed Compound and, conversely, a monoclonal antibody would be considered a Program Compound if any of clauses (1), (2), or (3) were untrue.

Section 1.86	“Program Patent” means Patent Rights (excluding the Licensed Patents) owned or licensed by VIGIL, its Affiliates or Sublicensees, as of the Effective Date or thereafter, that Cover [***].

Section 1.87	“Proper Conduct Practices” means, in relation to any Person, such Person and each of its Representatives, not, directly or indirectly, (a) making, offering, authorizing, providing or paying anything of value in any form, whether in money, property, services or otherwise to any Governmental Authority, Government Official, or other Person charged with similar public or quasi-public duties, or to any customer, supplier, or any other Person, or to any employee thereof, or failing to disclose fully any such payments in violation of the laws of any relevant jurisdiction to (i) obtain favorable treatment in obtaining or retaining business for it or any of its Affiliates, (ii) pay for favorable treatment for business secured, (iii) obtain special concessions or for special concessions already obtained, for or in respect of it or any of its Affiliates, in each case which would have been in violation of any Law, (iv) influence an act or decision of the recipient (including a decision not to act) in connection with the Person’s or its Affiliate’s business, (v) induce the recipient to use his or her influence to affect any government act or decision in connection with the Person’s or its Affiliate’s business, or (vi) induce the recipient to violate his or her duty of loyalty to his or her organization, or as a reward for having done so; (b) engaging in any transactions, establishing or maintaining any fund or assets in which it or any of its Affiliates shall have proprietary rights that have not been recorded in the books and records of it or any of its Affiliates; (c) making any unlawful payment to any agent, employee, officer or director of any Person with which it or any of its Affiliates does business for the purpose of influencing such agent, employee, officer or director to do business with it or any of its Affiliates; (d) violating any provision of applicable Anti-Corruption Laws; (e) making any payment in the nature of bribery, fraud, or any other unlawful payment under the Law of any jurisdiction where it or any of its Affiliates conducts business or is registered; or (f) if such Person or any of its Representatives is a Government Official, improperly using his or her position as a Government Official to influence the award of business or regulatory approvals to or for the benefit of such Person, its Representatives or any of their business operations, or failing to recuse himself or herself from any participation as a Government Official in decisions relating to such Person, its Representatives or any of their business operations.

Section 1.88	“Purchaser” means an individual or entity, including without limitation wholesalers, pharmacies, and group purchasing organizations, that purchase an Amgen Therapeutic Product to sell to members of the healthcare community or that are authorized to act as a purchasing agent for a group of individuals or entities who furnish healthcare services.

Section 1.89	“Transaction Notice” has the meaning set forth in Section 2.4 [***].

Section 1.90	“Receiving Party” has the meaning set forth in Section 8.1.1 (Confidential Information).

Section 1.91	“Regulatory Authority” means any Governmental Authority or other authority responsible for granting Marketing Approvals for the Product, including the FDA, European Commission/EMA and any corresponding national or regional regulatory authorities.

Section 1.92	“Regulatory Exclusivity” means, with respect to the Product, any exclusive marketing rights or data exclusivity rights conferred by the applicable Regulatory Authority with respect to the Product other than a Patent Right.

Section 1.93	“Regulatory Filing” means any all (a) submissions, material correspondence, notifications, registrations, licenses, authorizations, applications and other filings with any Governmental Authority with respect to the research, development, manufacture, distribution, pricing, reimbursement, marketing or sale of the Product and (b) Marketing Approvals for the Product.

Section 1.94	“Release” has the meaning set forth in Section 8.2.2 (Review).

Section 1.95	“Representatives” means, as to any Person, such Person’s Affiliates and its and their successors, owners, controlling Persons, directors, officers, employees, agents, representatives, subcontractors, or other third party acting for or on its behalf.

Section 1.96	“Reservation Agreement” means that certain [***], in the form substantially similar to that attached as Exhibit E.

Section 1.97	“Reservation Fee” has the meaning set forth in the Reservation Agreement.

Section 1.98	“Reservation Agreement Process Consumables Fees” means those amounts payable by [***] under the Reservation Agreement in connection with [***].

Section 1.99	“Reviewing Party” has the meaning set forth in Section 8.2.2 (Review).

Section 1.100	“Royalty Term” has the meaning set forth in Section 3.3.1 (Royalty Rate; Royalty Term).

Section 1.101	“Sale Transaction” has the meaning set forth in Section 10.8 (Successors and Assigns).

Section 1.102	“Sanctioned Country” means Cuba, Iran, Syria, North Korea, and the Crimea Region of Ukraine, and any other country or region subject to comprehensive sanctions under applicable Law.

Section 1.103	“Sanctioned Person” means any natural or legal person (i) identified on the Specially Designated Nationals and Blocked Persons List administered by the U.S. Department of Treasury Office of Foreign Assets Control (OFAC), on the Entity List, the Unverified List, or the Denied Persons List administered by the U.S. Department of Commerce Bureau of Industry and Security (BIS), or on any equivalent lists maintained by the United Nations; (ii) fifty percent (50%) or greater owned, directly or indirectly, in the aggregate, or otherwise controlled by a person or persons described in clause (i); or (iii) that is organized, resident, or located in a Sanctioned Country.

Section 1.104	“Sensitive Manufacturing Know-How” means highly confidential Licensed Manufacturing Know-How [***].

Section 1.105	“Series A Financing” means the funding of VIGIL through the sale of Series A Preferred Shares (as defined in the Financing Agreements) raising not less than [***].

Section 1.106	“Significant Territorial Rights” means rights to develop or commercialize a Product in (a) the [***], (b) [***] or (c) at least three (3) of the [***].

Section 1.107	“Small Molecule Product” means a Product that contains a small molecule agonist of TREM2.

Section 1.108	“Sublicensee(s)” means any Person other than an Affiliate of VIGIL to which VIGIL has granted a sublicense under this Agreement.

Section 1.109	“Term” has the meaning set forth in Section 9.1 (Term).

Section 1.110	“Territory” means the entire world.

Section 1.111	“Third Party” means a Person other than (a) AMGEN or any of its Affiliates and (b) VIGIL or any of its Affiliates.

Section 1.112	“Third Party Acquirer” has the meaning set forth in Section 10.9 (Sale Transaction or AMGEN Acquisition).

Section 1.113	“TREM2” means triggering receptor expressed on myeloid cells 2 (TREM2)

Section 1.114	“United States” or “U.S.” means the United States of America, including its territories and possessions (including the District of Columbia and Puerto Rico).

Section 1.115	“Valid Claim” means a claim of any issued and unexpired patent or patent application within the Licensed Patents or Program Patents and that has not been held invalid or unenforceable by a final decision of a court or governmental agency of competent jurisdiction, which decision can no longer be appealed or was not appealed within the time allowed; provided, however, that if a claim of a pending patent application within the Licensed Patents or Program Patents shall not have issued within [***] years after the earliest filing date from which such claim takes priority, such claim shall not constitute a Valid Claim for the purposes of this Agreement unless and until a Patent Right issues with such claim (from and after which time the same would be deemed a Valid Claim).

Section 1.116	“VAT” has the meaning set forth in Section 3.9.3 (VAT).

Section 1.117	“VIGIL” has the meaning set forth in the Preamble.

Section 1.118	“VIGIL Indemnified Parties” has the meaning set forth in Section 7.1.1 (By AMGEN).

ARTICLE 2. LICENSE GRANT

Section 2.1 Grant. Subject to the terms and conditions of this Agreement, AMGEN hereby grants to VIGIL:

(a) an exclusive (even as to AMGEN, but subject to Section 2.3), royalty bearing, sublicensable (but only in accordance with Section 2.2 (Sublicenses)), license under AMGEN’s rights in and to the Licensed Patents and

(b) a non-exclusive, royalty bearing, sublicensable (but only in accordance with Section 2.2 (Sublicenses)) license under AMGEN’s rights in and to the Licensed Know-How and

(c) an exclusive, (even as to AMGEN, but subject to Section 2.3), royalty bearing sublicensable (but only in accordance with Section 2.2 (Sublicenses)) license under AMGEN’s rights in and to the Exclusively Licensed Know-How, in each case (a), (b) and (c), solely to Exploit Products in the Licensed Field in the Territory during the Term.

Notwithstanding the foregoing, the Licensed Know-How shall be sublicensable only in connection with the rights of VIGIL with respect to Products and not with respect to any other products or services. During the Term, neither AMGEN nor any of its Affiliates will enter into any agreement or otherwise license, grant, assign, transfer, convey, or otherwise encumber or dispose any right, title, or interest in or to any of the Licensed Patents or Licensed Know-How, which agreement, license, grant, assignment, transfer, conveyance, encumbrance, or disposition would conflict with the rights granted to VIGIL hereunder.

Section 2.2 Sublicenses. VIGIL shall be entitled, without the prior consent of AMGEN, to grant one or more sublicenses, in full or in part, by a written agreement to Third Parties (with the right to sublicense through multiple tiers), provided, however, that as a condition precedent to and requirement of any such sublicense: (a) any such permitted sublicense shall be consistent with and subject to the terms and conditions of this Agreement; and (b) VIGIL will continue to be responsible for full performance of VIGIL’s obligations under the Agreement and will be responsible for all actions of such Sublicensee as if such Sublicensee were VIGIL hereunder. Notwithstanding the foregoing, (i) VIGIL shall have no right to grant any such sublicenses to research, develop or commercialize the Product prior to the expiration of [***] without AMGEN’s prior written consent, except to contractors acting in support of VIGIL’s development efforts as described in Section 5.2 (Diligence); and (ii) VIGIL shall have no right to grant any such sublicenses, without AMGEN’s prior written consent in its sole discretion, under any Licensed Manufacturing Know-How (except to a Permitted CMO/CRO in accordance with Section 2.5.3). For clarification, a Sublicensee shall not be obligated to comply with Section 2.4 [***].

Section 2.3 Retained Rights and Limitations. Notwithstanding the licenses granted to VIGIL in this Article 2 (License Grant), AMGEN retains (1) a research-only right under AMGEN’s rights in and to the Licensed Patents and Exclusively Licensed Know-How solely for AMGEN’s research use as tool molecules, but expressly excluding any right for AMGEN to use Licensed Compounds or Exclusively Licensed Know-How to [***], in each case for purposes of identifying therapeutic candidates, clinically develop, interact with any regulatory authority with respect to, or commercialize, any Licensed Compound or Program Compound; (2) all rights necessary for AMGEN (a) to continue collaboration with [***] in accordance with the Ongoing Studies Agreement, (b) to complete activities contemplated by the Ongoing Studies Agreement and (c) to collaborate with [***] to publish the results of the Ongoing Studies in accordance with Section 8.3; (3) all rights necessary for AMGEN to [***] and license [***] to conduct the Licensed Lead Antibody Compound manufacturing and related activities under the Order in accordance with Section 2.5.3; and (4) all rights necessary for AMGEN to [***] and license [***] to complete [***] in accordance with Section 2.5.3(j) and for AMGEN to conduct [***] as contemplated in Section 2.5.3(k).

Section 2.4 [***].

2.4.1 If VIGIL (or any assignee or surviving party) elects to [***] for a Product with a Third Party (a “Proposed Transaction”), VIGIL will provide AMGEN with prompt written notice of such Proposed Transaction with appropriate detail of the structure and material details of such Proposed Transaction (the “Transaction Notice”).

2.4.2 If AMGEN desires to engage on the Proposed Transaction (e.g. to [***]), then AMGEN will notify VIGIL thereof (the “AMGEN Election Notice”) within [***] of AMGEN’s receipt of the Transaction Notice. If Amgen provides the AMGEN Election Notice within such time period, for [***] following AMGEN’s receipt of the Transaction Notice (the “[***] Period”), AMGEN will have an exclusive right to [***] such a Proposed Transaction. During the [***] Period, VIGIL shall [***] for such Proposed Transaction or related transaction between the Parties (an “Acquisition Transaction”) and shall not [***] from any Third Party that would interfere with such [***]. If either (a) Amgen declines the opportunity to [***] or fails to respond to the Transaction Notice with [***] of receipt or (b) [***], then VIGIL will be free to negotiate such Proposed Transaction for such Product with any Third Party and, provided a definitive agreement for such Proposed Transaction is executed within [***] of the Transaction Notice (or, if AMGEN provides an AMGEN Election Notice, VIGIL will have a period of [***]), VIGIL will have no further obligations to Amgen under this Section 2.4 (subject to the terms of Section 2.2 (Sublicenses), as applicable) with respect to such Proposed Transaction. In the event VIGIL fails to enter into a definitive agreement for any Proposed Transaction in such [***] period, Amgen’s rights and VIGIL’s obligations under Sections 2.4.1 and 2.4.2 will continue with respect to such Proposed Transaction.

2.4.3 AMGEN’s rights under Sections 2.4.1 and 2.4.2 will terminate upon an IPO or Change of Control of VIGIL.

2.4.4 For the sake of clarity, the foregoing provision shall not apply to the grant of a sublicense to a contract manufacturer or a contract research organization solely for the purpose of manufacturing or developing a Product for VIGIL or to a Third Party distributor selling finished Product purchased from or on behalf of VIGIL.

Section 2.5 Transfer of Licensed Know-How and Licensed Materials.

2.5.1 Licensed Non-Manufacturing Know-How and Licensed Materials. AMGEN shall transfer to VIGIL the Licensed Non-Manufacturing Know-How and Licensed Materials (other than [***]) listed on Exhibit A, in accordance with a schedule specified on Exhibit A or as mutually agreed by the Parties (provided, the Parties will use reasonable efforts to ensure such transfer is completed within [***] after the Effective Date). The Parties acknowledge that there are extensive documents, materials and information related to the Licensed Compounds, and that it is the intent of the Parties that the transfer of documents, materials and information hereunder be limited to that information within the Licensed Non-Manufacturing Know-How that are necessary or reasonably useful to VIGIL’s Exploitation of Licensed Compounds. Accordingly, AMGEN shall not have any obligation to transfer to VIGIL any Licensed Non-Manufacturing Know-How or Licensed Materials other than those set forth on Exhibit A. AMGEN will provide notice to VIGIL when AMGEN has completed the transfer of all Licensed Non-Manufacturing Know-How and Licensed Materials listed in Exhibit A. Within ten (10) days of receipt of such notice VIGIL will confirm that such transfer is complete or will provide written notice to AMGEN of any remaining Licensed Non-Manufacturing Know-How or Licensed Materials that have not been transferred. In the event that VIGIL is unable to accept any Licensed Materials in such [***] transfer period, AMGEN reserves the right to charge VIGIL for any further storage of such Licensed Materials at a rate reflecting AMGEN’s costs and expenses with respect to such continued storage. In the event that VIGIL determines in good faith that any Licensed Non-Manufacturing Know-How or Licensed Materials other than those set forth on Exhibit A is [***], [***] or is [***], the Parties shall in good faith discuss such necessity, and, if unable to agree, the issue will be escalated to each Party’s designated representative for further discussion. If the Parties agree on the necessity of such Licensed Non-Manufacturing Know-How or Licensed Materials, AMGEN shall [***], with such support subject to Section 2.5.2.

2.5.2 Consulting Support. AMGEN shall provide, [***], Consulting Support with respect to the matters described in 2.5.1 in connection with [***] until the earlier of (a) AMGEN has provided [***] total of Consulting Support or (b) the [***] ([***])-month anniversary of the Effective Date. Without limiting the generality of the foregoing, Consulting Support will include [***]. If VIGIL requires additional Consulting Support in excess of [***], then VIGIL may request such additional Consulting Support in writing. AMGEN shall notify VIGIL within [***] ([***]) days after receipt of such request whether it, in its sole discretion, is willing to provide such additional Consulting Support, which shall be at VIGIL’s expense, at the FTE Rate for the relevant AMGEN employees.

2.5.3 AMGEN Cell Line and Licensed Manufacturing Know-How. With respect to AMGEN’s transfer of the AMGEN Cell Line and Licensed Manufacturing Know-How, the Parties agree that the following procedures shall apply:

(a) [***].

(i) Concurrent with the execution of this Agreement, Amgen [***]. In connection with the execution of the [***], VIGIL shall pay to [***] the [***], in each case in the time frames contemplated in the [***]. Subject to AMGEN’s receipt of the [***] from VIGIL in such timeframes, AMGEN will [***] to [***] in accordance with the [***].

(ii) Promptly following the Effective Date, [***] will [***] draft, review and align upon the contents of the Order outlining the specific activities to be undertaken by [***] in connection with [***], together with the applicable standards and specifications for the manufacture, testing, release and delivery such cGMP batch, to allow [***] and [***] to execute the Order no later than [***]. The Order will include those items set forth in Exhibit H and such other items, if applicable, as may be agreed by the Parties and [***].

(iii) Promptly following the execution of the Order, AMGEN shall undertake the transfer of the AMGEN Cell Line, related Licensed Manufacturing Know-How and related Licensed Materials to [***] in connection with activities to take place under the Order. Amgen will [***], in no instance will Amgen be obligated to [***] ([***]) in connection with activities under or related to the Order. The Parties anticipate that [***]; provided, however, Amgen does not bear responsibility for the success or failure of [***]. AMGEN shall continue to [***] (both before and after the [***] through [***] until [***] of such Licensed Lead Antibody Compound. VIGIL will use its Commercially Reasonable Efforts to support the activities under the Order and shall [***] under the Order. Amgen has no further [***] obligations after [***] under the Order.

(iv) VIGIL shall be responsible for all fees and expenses of [***] in connection with the Order, including for all activities described in Exhibit H and separately any fees resulting from additional items included in the Order and subsequent amendments or modifications to the Order. The Parties expect [***] fees and expenses for the Order (for the activities described on Exhibit H) to be approximately $[***] (inclusive of [***]). [***] represents and warrants that the estimate set forth in Exhibit H reflects [***] the costs of the activities described therein and [***]. The Parties expect that until the Contractual Transition Date, [***] in a time frame consistent with the payment terms of the Order and [***]; provided, the Parties may mutually agree on an [***] and that after the Contractual Transition Date, [***].

(v) VIGIL shall use Commercially Reasonable Efforts to, as soon as reasonably practicable after the Effective Date, negotiate and enter into a binding agreement with [***] (including a quality agreement) (the “[***] Agreement”) to allow VIGIL to [***] (such time point, the “Operational Transition Date”). After VIGIL [***] with respect to such activities under [***], Amgen will continue to [***]; however, VIGIL will thereafter take lead responsibility for the [***] under [***]. The Parties expect, and [***], such GMP documentation activities to take place in [***]. Once the [***] Agreement has been executed, [***] (the “Contractual Transition Date”).

(vi) Each Party will bear its own internal costs and expenses in connection with performing activities under this Section 2.5.3(a), including for clarity, all activities each Party undertakes to support [***] activities under the Order (such costs and expenses, the “[***] Support Costs”); provide, however, in the event [***].

(b) VIGIL must employ a Permitted CMO/CRO for any manufacturing or research related activities that require access to the AMGEN Cell Line or other Sensitive Manufacturing Know-How. The [***] Agreement and VIGIL’s agreements with any other Permitted CMO/CRO that will have access to the AMGEN Cell Line or Sensitive Licensed Manufacturing Know-How shall provide for, among other things, (i) [***]; provided, (ii) [***], except as otherwise expressly contemplated in this Agreement and (iii) such additional provisions as are required to comply with the manufacturing and other limitations set forth in this Section 2.5.3 (such agreement, the “Permitted CMO/CRO Agreement”). Upon AMGEN’s reasonable request, VIGIL shall [***]. For clarification, the requirement that VIGIL employ a Permitted CMO/CRO and enter into a Permitted CMO/CRO Agreement apply with respect to the use of the AMGEN Cell Line or other Sensitive Manufacturing Know-How (including the manufacture of drug substance) but does not apply with respect to other contract manufacturing or contract research activities that do not involve the use [***]. For clarity, without Amgen’s express written approval, VIGIL is not authorized to and shall [***] and all VIGIL use and access to [***] will be pursuant to a confidentiality agreement pursuant to clause (e) of this section. For further clarification, VIGIL may arrange for storage of the AMGEN Cell Line at such Third Party storage facility as VIGIL may determine and that is approved by Amgen in writing as a Permitted CMO/CRO.

(c) VIGIL acknowledges that the transfer of the [***] to the Permitted CMO/CRO is solely to [***]. Notwithstanding the foregoing or anything to the contrary, except as contemplated below, Amgen shall not be required to transfer any Manufacturing Know-How relating to [***]; however, (1) AMGEN expressly permits VIGIL to engage [***] to perform the [***] and other contract research organizations that are Permitted CMO/CROs for any [***] that may be necessary to support any Regulatory Filings with respect to the Licensed Product containing Licensed Lead Antibody Compound and (2) AMGEN agrees to provide reasonable samples of [***] directly to any such Permitted CMO/CRO to facilitate such assays or tests. VIGIL shall receive the data and reports from such assays or tests conducted by such Permitted CMO/CROs and, without Amgen’s express written approval, VIGIL is not authorized to and shall not [***].

(d) VIGIL agrees that it shall not, and it shall use Commercially Reasonable Efforts to cause the Permitted CMO/CRO not to: (i) reverse engineer or otherwise deconstruct the [***], or to determine or to seek to determine [***], other than as expressly required to manufacture the Licensed Lead Antibody Compound or a Licensed Product containing the Licensed Lead Antibody Compound; (ii) [***], other than as expressly permitted under this Agreement or as may be expressly required to conduct the assays and tests contemplated in clause (c); (iii) notwithstanding anything to the contrary in Section 8.3.1 (Right to Publish), publish or otherwise publicly disclose the [***]; or (iv) permit [***] to a Third Party or any of its Affiliates, other than as expressly required to manufacture the Licensed Lead Antibody Compound or a Licensed Product containing the Licensed Lead Antibody Compound or [***] (provided such access or transfer is in accordance with this Agreement). AMGEN agrees to provide VIGIL with [***] by a Permitted CMO/CRO in accordance with this Agreement from AMGEN or from an AMGEN-approved vendor on reasonable and customary commercial terms.

(e) Upon VIGIL’s written request (and in any event prior to Amgen providing to VIGIL [***]), the Parties shall enter into the supplemental confidentiality agreement in the form attached hereto on Exhibit E to ensure that [***] provided to VIGIL shall be limited to [***], each of whom need such information for purposes of [***] for the Licensed Product containing the Licensed Lead Antibody Compound and [***] (such [***], the “Clean Team,” and such purpose, the “Manufacturing Know-How Purpose”) and that such [***] shall be used solely for the Manufacturing Know-How Purpose. Prior to providing [***] to [***] of the Clean Team, the identity of such [***] shall be provided to Amgen, and VIGIL shall enter into written agreements with such [***] containing confidentiality and non-use provisions no less restrictive than those contained in Section 8.1 (Confidential Information) (“[***] Confidentiality Agreement”). Any act or omission of any such [***] that would be a breach of its [***] Confidentiality Agreement shall be deemed a breach of this Agreement by VIGIL (and treated as if VIGIL breached Article 8). Upon the request of either Party, the Parties shall discuss in good faith and establish other reasonable arrangements, systems and protocols to ensure that [***] provided to VIGIL will be disclosed or made available only to the Clean Team and will be used by such Clean Team solely for the Manufacturing Know-How Purpose.

(f) In the event [***], VIGIL shall first seek support for such request from the Permitted CMO/CRO and, to the extent that the Permitted CMO/CRO (or another applicable contract manufacturing or contract research organization) is unable to provide the necessary support [***], Amgen will [***].

(g) In the event of a VIGIL Change of Control, VIGIL shall ensure that the acquiror, successor or Sublicensee, as applicable, holds the same rights and obligations as VIGIL in respect of [***] (including, without limitation, with respect to establishing and abiding by the supplemental confidentiality agreement described above). For clarity, any such acquirer, successor or Sublicensee shall, as a condition to gaining access [***], enter into a supplemental confidentiality agreement with Amgen in the form attached hereto on Exhibit E subject to such revisions as AMGEN may reasonably implement taking into account specific concerns arising with regard to the acquiror, successor or Sublicensee.

(h) Upon a termination or expiration of the Permitted CMO/CRO Agreement (including, for clarity the [***] Agreement and including as a result of the appointment, with prior written notice to AMGEN, by VIGIL of a replacement Permitted CMO/CRO), the Permitted CMO/CRO shall, as directed by VIGIL, promptly return any [***] to AMGEN or shall transfer [***] to the replacement Permitted CMO/CRO. If, at any time, VIGIL desires to add a new Third Party contract manufacturer or contract research organization to Exhibit C, it shall notify AMGEN in writing (a “Permitted CMO/CRO Request”), and AMGEN shall have the right, for [***] ([***]) days after receipt of such Permitted CMO/CRO Request [***]. If AMGEN rejects a Permitted CMO/CRO Request pursuant to the foregoing, it will notify VIGIL thereof (and its reasons therefor). [***].

(i) Notwithstanding anything in this Agreement to the contrary, AMGEN shall have no obligation under this Agreement to transfer to VIGIL, its Affiliates or any Third Party any [***], except as expressly provided in this Section 2.5.3.

(j) Promptly following the Effective Date, the Parties will cooperatively arrange for the transfer from AMGEN to VIGIL of all rights and obligations to [***] at [***] (“[***]”). Each Party will [***], however, AMGEN does not bear responsibility for the success or failure of [***]. AMGEN shall [***]. AMGEN covenants to VIGIL that AMGEN will (i) comply with the applicable agreement(s) with [***] to the extent [***], (ii) will promptly provide to VIGIL or VIGIL’s designated representative all [***]; (iii) will not amend or waive its rights under the applicable agreement(s) with [***] in a way that affects the [***] without Vigil’s consent, (iv) [***] under or with respect to the applicable agreement(s) with [***]. Without limiting the generality of the foregoing, (a) any Patent Rights or Know-How arising under the applicable agreement(s) with [***], arising from [***] and Controlled by AMGEN shall constitute Licensed Patents or Licensed Know-How under this Agreement. AMGEN is responsible for (and shall pay) the [***] fees and expenses incurred on or before the Effective Date and VIGIL is responsible for (and shall pay) such fees and expenses arising after the Effective Date. VIGIL shall use Commercially Reasonable Efforts to enter into a Permitted CMO/CRO Agreement with [***] (the “[***] Agreement”) as soon as reasonably practicable after the Effective Date to allow VIGIL to assume primary operational and contractual responsibilities with respect to [***]. Until such time as VIGIL has entered into the [***] Agreement, VIGIL will [***] under AMGEN’s agreement with [***] to AMGEN (in accordance with Section 3.4) in a time frame consistent with [***] the AMGEN-[***] agreement and AMGEN will [***]; provided, the Parties may mutually agree on [***]. After such time as VIGIL has entered into the [***] Agreement and the Parties have transitioned the contractual responsibilities for [***] to VIGIL, VIGIL will make payments [***] directly to [***].

(k) Amgen will [***]. Once VIGIL has entered into the [***] Agreement, AMGEN will [***].

2.5.4 Limited Warranties.

(a) VIGIL acknowledges that any materials transferred by AMGEN to VIGIL (or the Permitted CMO/CRO) under this Agreement are experimental in nature and may have unknown characteristics (including the hazardous and toxicological properties) and therefore agrees to use prudence and reasonable care in the use, handling, storage, transportation and disposition and containment of any such materials. Accordingly, no such materials, shall be used in any human application, including any clinical trial.

(b) AMGEN is the sole and exclusive owner of and has good and valid title to the [***]. Upon delivery to the Permitted CMO/CRO selected by VIGIL (and/or Third Party storage facility as VIGIL may designate), VIGIL will acquire good and valid title to such [***] free and clear of all liens. AMGEN will provide to VIGIL (and [***], if applicable), a data sheet with respect to [***], which data sheet shall to Amgen’s knowledge, include accurate and complete information with respect to testing and analysis conducted by or on behalf of AMGEN with respect to such material. AMGEN will also provide to VIGIL a data sheet (e.g., a record of analysis) with respect to certain [***] and provided to VIGIL for which such data sheet is available, which data sheet shall, to Amgen’s knowledge, include accurate and complete information with respect to testing and analysis, if any, conducted by or on behalf of AMGEN with respect to such material.

(c) EXCEPT AS SET FORTH IN SECTION 2.5.4(b), ALL MATERIAL IS BEING SUPPLIED TO VIGIL WITH NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. VIGIL HEREBY ACKNOWLEDGES AND AGREES THAT ANY ANALYSIS OF THE REPORT OR RESULTS, OR OTHER DATA, PROVIDED BY AMGEN ARE, EXCEPT AS SET FORTH IN SECTION 2.5.4(b), PROVIDED “AS IS” WITH NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THEY ARE FREE FROM THE RIGHTFUL CLAIM OF ANY THIRD PARTY, BY WAY OF INFRINGEMENT OR THE LIKE.

Section 2.6 Covenant Not to Sue. Upon the closing of the Series A Financing and the grant of the AMGEN Shares pursuant to the Financing Agreements, [***]. For purposes of this Section 2.6, Amgen Affiliates includes any Acquirees; provided, that [***].

Section 2.7 No Other Rights. VIGIL acknowledges that the rights and licenses granted under this Article 2 (License Grant) and elsewhere in this Agreement are limited to the scope expressly granted. Accordingly, except for the rights expressly granted under this Agreement, no right, title, or interest of any nature whatsoever is granted whether by implication, estoppel, reliance, or otherwise, by AMGEN to VIGIL. All rights that are not specifically granted herein are reserved to AMGEN. For clarity, except as stated below with respect to Licensed Lead Antibody Compound drug substance inventory and consumables included within the Licensed Materials, the transfer under this Agreement of Licensed Know-How and Licensed Material (including the AMGEN Cell Line) shall constitute a transfer of possession together with a limited license to use such Licensed Know-How and Licensed Materials (including the AMGEN Cell Line) as contemplated under this Agreement and shall not constitute a transfer in title in and to such Licensed Know-How and Licensed Materials (including the AMGEN Cell Line). The transfer of Licensed Lead Antibody Compound drug substance inventory and consumables within the Licensed Materials constitutes a transfer of all right, title and interest in and to such materials, provided that VIGIL may use such materials solely to Exploit Licensed Products in accordance with this Agreement.

Section 2.8 Restrictions. During the term of the definitive agreement, VIGIL shall not challenge the validity of any of the Licensed Patents. VIGIL agrees (on behalf of itself and its Affiliates), and shall cause each of its Sublicensees and contract manufacturers to agree as a condition to the grant of a sublicense, (a) not to Exploit any Licensed Know-How or Licensed Patents for any products other than a Product and (b) not to Exploit the [***] or any Sensitive Manufacturing Know-How other than for the manufacture of the Licensed Lead Antibody Compound or a Licensed Product containing the Licensed Lead Antibody Compound and as permitted by this Article 2.

ARTICLE 3. EQUITY, MILESTONES, ROYALTIES AND PAYMENTS

Section 3.1 Equity in VIGIL. As partial consideration for the rights granted to VIGIL hereunder, at each closing of the Series A Financing (until such time as VIGIL has raised $45,000,000) and in accordance with the Financing Agreements and the Equity Side Letter, VIGIL shall issue to AMGEN an amount of Series A preferred shares such that Amgen’s equity ownership in VIGIL will be equal to twenty-five percent (25%) of the fully-diluted equity interests in VIGIL post-closing (until such time as VIGIL has raised $45,000,000, with all such shares, whether issued at the first closing or thereafter comprising the “AMGEN Shares”).

Section 3.2 Upfront and Milestone Payments.

3.2.1 Upfront Payment. As partial consideration for the rights granted to VIGIL hereunder, VIGIL shall pay AMGEN a one-time non-creditable, non-refundable upfront payment of Five Hundred Thousand Dollars ($500,000) within ten (10) days of the Effective Date, of which [***] ([***]) shall constitute full and complete payment for the Licensed Lead Antibody Compound drug substance and all other items of tangible personal property (i) included in the Licensed Material and sold to VIGIL or (ii) otherwise transferred to VIGIL hereunder.

3.2.2 Milestone Payments. As partial consideration for the rights granted to VIGIL hereunder, VIGIL shall pay AMGEN the following non-creditable, non-refundable payments (described in the table below under the column “Milestone Payment” and each such payment, a “Milestone Payment”) within [***] ([***]) days following the date that each milestone (described in the table below under the column “Milestone”) is achieved by VIGIL, its Affiliates or Sublicensees:

	Milestone	Milestone Payment
1	[***]	[***] ($[***])
2	[***]	[***] ($[***])
3	[***]	[***] ($[***])
Each of Milestone Payments numbers 1-3 are payable no more than twice in total: once for the first MAB Product achieving the applicable Milestone and once for the first Small Molecule Product achieving the applicable Milestone.
4	[***]	[***] ($[***])
5	[***]	[***] ($[***])
6	[***]	[***] ($[***])
7	[***]	[***] ($[***])
5	[***]	[***] ($[***])
6	[***]	[***] ($[***])

VIGIL will provide AMGEN with prompt written notice of the accomplishment of each such Milestones and the corresponding Milestone Payment.

Section 3.3 Royalties.

3.3.1 Royalty Rate; Royalty Term. On a Product-by-Product basis, VIGIL shall pay to AMGEN the following tiered royalties on annual Net Sales of each Product sold by a Selling Party during the Royalty Term applicable to such Product:

(a) [***] percent ([***]%) on the portion of annual Net Sales of such Product less than [***] U.S. Dollars ($[***]);

(b) [***] percent ([***]%) on the portion of annual Net Sales of such Product equal to or greater than [***] U.S. Dollars ($[***]) but less than [***] U.S. Dollars ($[***]);

(c) [***] percent ([***]%) on the portion of annual Net Sales of such Product that is equal to or greater than [***] U.S. Dollars ($[***]) but less than [***] U.S. Dollars ($[***]); and

(d) [***] percent ([***]%) on the portion of annual Net Sales of such Product that is equal to or greater than [***] U.S. Dollars ($[***]).

Royalties will be payable on a quarterly basis; any such payments shall be made within [***] ([***]) days after the end of the calendar quarter during which the applicable Net Sales occurred. VIGIL’s obligation to pay royalties with respect to each Product in a particular country shall commence upon the First Commercial Sale of such Product in such country and shall expire on a country-by-country and Product-by-Product basis on the later of (i) the date on which the Exploitation of such Product is no longer Covered by a Valid Claim of a Licensed Patent or Program Patent in such country or (ii) the tenth (10th) anniversary of the First Commercial Sale of such Product in such country (the “Royalty Term”).

3.3.2 Royalty Reductions.

(a) On a country-by-country basis, in the event that the Exploitation of a Licensed Product is not Covered by a Valid Claim of a [***] in such country, then the royalty rates set forth in Section 3.3.1 (Royalty Rate; Royalty Term) with respect to Net Sales for such Licensed Product in such country shall be reduced by [***] effective as of the date such Licensed Product is no longer Covered by a Valid Claim of a [***] in such country.

(b) On a country-by-country basis, in the event that the Exploitation of a Product is not Covered by either (1) a Valid Claim of a [***] or (2) a Valid Claim of a [***] in such country, then the royalty rates set forth in Section 3.3.1 (Royalty Rate; Royalty Term) with respect to Net Sales for such Product in such country shall be reduced by [***] effective as of the date such Product is no longer Covered by a Valid Claim of a [***] in such country.

(c) On a country-by-country basis, in the event that one or more Generic Products to a Small Molecule Product is launched in any country in the Territory during the Royalty Term for such Small Molecule Product in such country, and the average quarterly Net Sales of such Small Molecule Product in such country during the subsequent [***] ([***]) Calendar Quarters decrease by more than [***] percent ([***]%) of the average quarterly Net Sales of such Small Molecule Product in such country during the [***] ([***]) Calendar Quarters immediately preceding the Calendar Quarter in which the first Generic Product is launched in such country, the royalty rates provided in Section 3.3.1 for such Small Molecule Product shall be reduced in such country by [***] for each Calendar Quarter in the remainder of such Royalty Term. For the purposes of this Section 3.3.2(c), the term “launched” shall refer to the listing of a wholesale acquisition cost (WAC) price for the Generic Product on the applicable pricing compendium.

3.3.3 Third Party Royalties. If VIGIL, its Affiliates or any Sublicensee is required by (a) a future order by a court of competent jurisdiction, (b) settlement agreement, (c) license or contract, or (d) other legally binding commitment to make royalty payments to a Third Party, in each case in exchange for a license or other right under Patent Rights held by such Third Party and such license or other rights are necessary for the Exploitation of any Licensed Compound or

Program Compound that is derived from a Licensed Compound and the Exploitation of such Licensed Compound would also require a license to such Patent Rights in a given country, then VIGIL shall be entitled to deduct from royalties due to AMGEN under this Agreement with respect to Net Sales on all Licensed Products containing such Licensed Compound or Program Compound in a given Calendar Quarter in each such country an amount equal to [***] of the royalties actually paid to such Third Party in such Calendar Quarter as consideration for such license under such Patent Rights, up to a maximum amount of [***] of the royalties due to AMGEN in each affected country in such Calendar Quarter.

3.3.4 Maximum Reduction. Notwithstanding anything to the contrary, the maximum aggregate reduction with respect to royalties payable on any Product in any calendar quarter during the applicable Royalty Term in any country pursuant to Section 3.3.2 (Royalty Reductions) and Section 3.3.3 (Third Party Royalties) shall be [***].

3.3.5 Mutual Convenience of the Parties. The royalty and other payment obligations set forth hereunder have been agreed to by the Parties for the purpose of reflecting and advancing their mutual convenience, including the ease of calculating and paying royalties and other amounts to AMGEN.

Section 3.4 Method of Payment. [***]

[***]

[***]

[***]

[***]

[***]

Section 3.5 Royalty Reports. After the First Commercial Sale of the first Product and until expiration of the last Royalty Term, VIGIL shall prepare and deliver to AMGEN royalty reports of the sale of the Products by the Selling Parties for each calendar quarter within forty-five (45) days of the end of each such calendar quarter specifying in the aggregate and on the Product-by-Product and country-by-country basis: (a) total gross amounts for each Product sold or otherwise disposed of by a Selling Party; (b) amounts deducted by category in accordance with the definition of “Net Sales” in Article 1 (Definitions) from gross amounts to calculate Net Sales; (c) Net Sales; and (d) royalties payable.

Section 3.6 Currency Conversion. With respect to Net Sales invoiced in U.S. Dollars, such Net Sales invoiced shall be expressed in U.S. Dollars. With respect to Net Sales invoiced in a currency other than U.S. Dollars, such Net Sales invoiced shall be converted into the U.S. Dollar equivalent using a rate of exchange which corresponds to the rate used by the Selling Party in recording such receipt, for the respective reporting period, related to recording such Net Sales in its books and records that are maintained in accordance with GAAP. If a Selling Party is not required to perform such currency conversion for its GAAP reporting with respect to the applicable period, then for such period such Selling Party shall convert its amounts received incurred into U.S. Dollars using a rate of exchange which corresponds to the noon buying rate as published in the Wall Street Journal, Eastern U.S. Edition on the second to last business day of the Calendar Quarter (or such other publication as agreed-upon by the Parties). Any royalty amount shall be calculated based upon the U.S. Dollar equivalent calculated in accordance with the foregoing.

Section 3.7 Late Payments. In the event that any payment due hereunder is not made when due, the payment shall accrue interest beginning on the day following the due date thereof, calculated at the annual rate of the sum of (a) [***] plus (b) the prime rate effective for the date that payment was due, as published by the Wall Street Journal, Eastern U.S. Edition, the interest being compounded on the last day of each calendar quarter; provided, however, that in no event shall said annual interest rate exceed the maximum rate permitted by Law. Each such payment when made shall be accompanied by all interest so accrued. Said interest and the payment and acceptance thereof shall not negate or waive the right of any Party to seek any other remedy, legal or equitable, to which it may be entitled because of the delinquency of any payment including, but not limited to termination of this Agreement as set forth in Article 10 (Term & Termination).

Section 3.8 Records and Audits. VIGIL will keep complete and accurate records of the underlying revenue and expense data relating to the calculations of Net Sales generated in the then current calendar year and payments required under this Agreement, and during the preceding three (3) calendar years. AMGEN will have the right, once annually at its own expense, to have a nationally recognized, independent, certified public accounting firm, selected by it and subject to VIGIL’s prior written consent (which shall not be unreasonably withheld), review any such records of VIGIL and its Affiliates and Sublicensees (the “Audited Party”) in the location(s) where such records are maintained by the Audited Party upon reasonable written notice (which shall be no less than thirty (30) days’ prior written notice) and during regular business hours and under obligations of strict confidence, for the sole purpose of verifying the basis and accuracy of payments made under Section 3.3 Section 3.1 (Royalties) within the thirty-six (36) month period preceding the date of the request for review. No calendar year or portion thereof will be subject to audit under this Section more than once. VIGIL will receive a copy of each such report concurrently with receipt by AMGEN. Should such inspection lead to the discovery of a discrepancy to AMGEN’s detriment, VIGIL will, within forty-five (45) days after receipt of such report from the accounting firm, pay any undisputed amount of the discrepancy together with interest at the rate set forth in Section 3.7 (Late Payments). AMGEN will pay the full cost of the review unless the underpayment of amounts due to AMGEN is [***] for the entire period being examined, in which case VIGIL will pay the cost charged by such accounting firm for such review. Should the audit lead to the discovery of a discrepancy to VIGIL’s detriment, VIGIL may credit the amount of the discrepancy, without interest, against future payments payable to AMGEN under this Agreement, and if there are no such payments payable, then AMGEN shall pay to VIGIL the amount of the discrepancy, without interest, within [***] days of AMGEN’s receipt of the report.

Section 3.9 Taxes.

3.9.1 Use Tax. VIGIL is responsible for the payment of any state or local sales or use, or similar fees or taxes arising as a result of the transfer of Licensed Materials, including, specifically the Licensed Lead Antibody Compound drug substance inventory and consumables within the Licensed Materials, by AMGEN to VIGIL pursuant to Section 2.5 (Transfer of Licensed Know-How and Licensed Materials), and VIGIL will remit such fees or taxes to the proper taxing jurisdiction, when deemed taxable by VIGIL. To the extent VIGIL is unable to complete and file any required tax returns or other tax documents relating to such fees or taxes itself, the Parties will cooperate in completing and filing such returns or documents relating to such fees or taxes. VIGIL will deliver to AMGEN a MA Resale Certificate (ST-4) or MA Exemption Certificate (ST-12), as may be applicable to the transfer of the Licensed Materials. The Parties shall use their respective commercially reasonable efforts to deliver and receive the Licensed Materials, as appropriate, through electronic delivery (other than Licensed Lead Antibody Compound drug substance and any other tangible inventory included in the Licensed Material) or in such other manner reasonably calculated in accordance with applicable law, and take all other commercially reasonable actions necessary, to minimize or avoid the incurrence of any such taxes or fees.

3.9.2 Withholding. In the event that any Law requires VIGIL to withhold taxes with respect to any payment to be made by VIGIL pursuant to this Agreement, VIGIL will notify AMGEN of such withholding requirement prior to making the payment to AMGEN and provide such assistance to AMGEN, including the provision of such standard documentation as may be required by a tax authority, as may be reasonably necessary in AMGEN’s efforts to claim an exemption from or reduction of such taxes. VIGIL will, in accordance with such Law withhold taxes from the amount due, remit such taxes to the appropriate tax authority, and furnish AMGEN with proof of payment of such taxes within thirty (30) days following the payment. If taxes are paid to a tax authority, VIGIL shall provide reasonable assistance to AMGEN to obtain a refund of taxes withheld, or obtain a credit with respect to taxes paid. Taxes withheld pursuant to this Section 3.9.2 will be treated as payments to AMGEN hereunder, and shall reduce payments otherwise required to be made to AMGEN by the amount withheld.

3.9.3 VAT. All payments due to AMGEN from VIGIL pursuant to this Agreement shall be paid exclusive of any value-added tax (“VAT”) (which, if applicable, shall be payable by VIGIL upon receipt of a valid VAT invoice). If AMGEN determines that it is required to report any such tax, VIGIL shall promptly provide AMGEN with applicable receipts and other documentation necessary or appropriate for such report. For clarity, this Section 3.9.3 (VAT) is not intended to limit VIGIL’s right to deduct value-added taxes in determining Net Sales.

3.9.4 Tax Treatment of Equity and Payments.

(a) AMGEN and VIGIL intend to treat the issuance to AMGEN of the AMGEN Shares and the payment of any Milestone Payments and any royalties pursuant to this Article 3 as consideration for the transfer of Licensed Patents and Licensed Know-How to VIGIL for U.S. federal income Tax purposes (and applicable state, local or non-U.S. Tax purposes).

(b) AMGEN and VIGIL intend to treat the transfer of the Licensed Patents and Licensed Know-How to VIGIL in exchange for the AMGEN Shares , any Milestone Payments and any royalties pursuant to this Article 3 as part of an integrated transaction constituting a transfer described in Section 351 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and any analogous provision of applicable state, local or non-U.S. law, and agree that the fair market value of the AMGEN Shares as of the issuance date thereof shall be equal to the product of the price per share paid by investors for such shares multiplied by the number of shares issued to AMGEN.

(c) AMGEN and VIGIL intend to treat the issuance of the AMGEN Shares issued after the first closing and the payment of any Milestone Payments or royalties under this Agreement as additional consideration in respect of the transfer of the Licensed Patents and Licensed Know-How to VIGIL for U.S. federal income tax purposes and for applicable state, local and non-U.S. purposes as part of an integrated transaction constituting a transfer described in Section 351 of the Code and any analogous provision of applicable state, local or non-U.S. law, and agree that the AMGEN shares issued at or after the initial closing of the Series A Financing shall have a fair market value equal to the product of the price per share paid by investors for such shares multiplied by the number of shares issued to AMGEN.

(d) AMGEN and VIGIL shall file all Tax returns, reports, schedules, information statements and other documents consistently with the understandings set forth in this Section 3.9.4, and shall take no contrary position on any such Tax return, or in any audit, claim, investigation or proceeding in respect of Taxes unless otherwise by applicable Federal, state, local or non-U.S. law.

(e) AMGEN represents that the Licensed Patents, the Licensed Know How and any other property contributed or licensed to VIGIL pursuant to this Agreement (i) constitute “property” within the meaning of Section 351 of the Code and (ii) do not have an adjusted tax basis for applicable tax purposes in AMGEN’s hands.

(f) AMGEN (i) will not elect out of the installment method of reporting under Section 453 of the Code with respect to the transactions set forth in this Agreement and (ii) represents and warrants to VIGIL that Section 362(e)(2)(C) of the Code does not and will not apply to the transactions set forth in this Agreement.

ARTICLE 4. PATENT PROSECUTION, MAINTENANCE, & INFRINGEMENT

Section 4.1 Intellectual Property Ownership.

4.1.1 Except to the extent expressly specified to the contrary in this Agreement: (i) each Party shall retain and own all right, title, and interest in and to all Patent Rights, trade secrets, proprietary rights and other intellectual property rights (collectively “Inventions”) conceived or created solely by such Party; (ii) the Parties shall jointly own all right, title, and interest in and to Inventions conceived or created jointly by the Parties pursuant to this Agreement (“Joint Inventions”) and, subject to the provisions of this Agreement, neither Party shall have any duty to account or obtain the consent of the other Party (such consent deemed given hereunder) in order to exploit, license or assign its respective rights in Joint Inventions; and (iii) inventorship and authorship of any Invention or work of authorship conceived or created by either Party or jointly by the Parties pursuant to this Agreement, shall follow the rules of the U.S. Patent and Trademark Office and the Laws of the U.S. (without reference to any conflict of law principles). For clarification, any interest of AMGEN in or with respect to Joint Inventions shall constitute Licensed Patents or Licensed Know-How, as the case may be, licensed to VIGIL pursuant to the terms of this Agreement.

4.1.2 Notwithstanding the foregoing, all right, title, and interest in and to Inventions exclusively related to Program Compounds (and any associated Patent Rights) shall be owned exclusively by VIGIL regardless of inventorship. Amgen hereby assigns to VIGIL all of its entire right and title in any Program Compounds and inventions related thereto.

Section 4.2 Prosecution and Maintenance.

4.2.1 VIGIL shall have the first right to file, prosecute and maintain all Patent Rights specified under Licensed Patents and Program Patents at VIGIL’s sole expense using outside counsel selected by VIGIL and reasonably acceptable to AMGEN. VIGIL will use Commercially Reasonable Efforts to prepare, file, prosecute, defend and maintain all Patent Rights specified under Licensed Patents and Program Patents. AMGEN shall reasonably cooperate with VIGIL’s requests for data, affidavits, and other information and assistance to support prosecution and maintenance of the Patent Rights in the Licensed Patents; provided, however, that VIGIL shall reimburse AMGEN for its reasonable, documented out-of-pocket expenses with respect to such cooperation. VIGIL shall promptly upon receipt forward to AMGEN copies of any significant office actions, communications, and correspondence relating to the Licensed Patents and Program Patents. AMGEN shall have the right to comment on and to discuss prosecution and maintenance activities with VIGIL, and VIGIL shall consider the same in good faith. For purpose of clarity, VIGIL may at its discretion file new patent applications for Program Patents and may include in such applications data or discoveries included within the Licensed Know-How; provided, however, VIGIL, its Affiliates and Sublicensees may not file patent applications claiming any AMGEN Cell Line or any Licensed Manufacturing Know-How.

4.2.2 Notwithstanding the foregoing, if VIGIL declines to file, prosecute or maintain any Patent Rights, elects to allow any Patent Rights to lapse in any country, or elects to abandon any Patent Rights (in each case to the extent contained in the Licensed Patents or Program Patents) before all appeals within the respective patent office have been exhausted (each, an “Abandoned Patent Right”), then:

(a) VIGIL shall provide AMGEN with reasonable notice of such decision so as to permit AMGEN to decide whether to file, prosecute or maintain such Abandoned Patent Rights and to take any necessary action (which notice shall, in any event, be given no later than [***] ([***]) days prior to the next deadline for any action that may be taken with respect to such Abandoned Patent Right with the U.S. Patent & Trademark Office or any foreign patent office).

(b) AMGEN, at AMGEN’s expense, may assume control of the filing, prosecution and/or maintenance of such Abandoned Patent Rights.

(c) AMGEN shall have the right to transfer the responsibility for such filing, prosecution and maintenance of such Abandoned Patent Rights to patent counsel (outside or internal) selected by AMGEN.

(d) VIGIL shall assist and cooperate with AMGEN’s reasonable requests to support prosecution and maintenance of such Abandoned Patent Rights; provided, however, that AMGEN shall reimburse VIGIL for its reasonable expenses with respect to such cooperation (including VIGIL’s employee’s time at the FTE Rate).

(e) In the event a patent issues with respect to any such Abandoned Patent Rights, AMGEN shall provide reasonable notice to VIGIL thereof and such Abandoned Patent Right shall be excluded from the license granted by AMGEN to VIGIL under Section 2.1 (Grant), unless VIGIL (i) reimburses AMGEN for its reasonable, documented, internal and external costs and expenses related to the prosecution and maintenance of such Abandoned Patent Right within [***] ([***]) days of notice of issuance of any such patent and (ii) assumes, in writing, the responsibility for the continued prosecution and maintenance of such Patent Rights in accordance with the provisions of Section 4.1 (Prosecution and Maintenance). For the avoidance of doubt, the Abandoned Patent Rights shall not be excluded from the license granted by AMGEN to VIGIL under Section 2.1 (Grant) unless and until after expiry of the [***] ([***]) day period referred to under (i) above and if VIGIL elects not to exercise its rights under (i) and (ii) above.

Section 4.3 Enforcement.

4.3.1 VIGIL Enforcement. Each Party will notify the other promptly in writing when any Infringement of a Licensed Patent or a Program Patent by a Third Party is uncovered or reasonably suspected. VIGIL shall have the first right to enforce any patent within the Licensed Patents or Program Patents against any Infringement or alleged Infringement thereof, and shall at all times keep AMGEN informed as to the status thereof. VIGIL may, at its own expense, institute suit against any such infringer or alleged infringer and control and defend and settle such suit in a manner consistent with the terms and provisions hereof and recover any damages, awards or settlements resulting therefrom, subject to Section 4.5 (Recovery). AMGEN shall reasonably cooperate in any such litigation (including joining or being named a necessary party thereto) at VIGIL’s expense. VIGIL shall not enter into any settlement of any claim described in this Section 4.3.1 (VIGIL Enforcement) that admits to the invalidity or unenforceability of the Licensed Patents or Program Patents, incurs any financial liability on the part of AMGEN or requires an admission of liability, wrongdoing or fault on the part of AMGEN, without AMGEN’s prior written consent, in each case, such consent not to be unreasonably withheld.

4.3.2 AMGEN Enforcement. If VIGIL elects not to enforce any patent within the Licensed Patents or Program Patents, then it shall so notify AMGEN in writing within [***] ([***]) months of receiving notice that an Infringement exists (or such shorter period as may be necessary to prevent exhaustion of a statute of limitations (or laches) applicable to such Infringement). VIGIL shall consider in good faith a request by AMGEN to at its own expense, take steps to enforce any such patent and control, settle, and defend such suit in a manner consistent with the terms and provisions hereof. If AMGEN pursues such action, it may recover any damages, awards or settlements resulting therefrom, subject to Section 4.5 (Recovery). VIGIL shall reasonably cooperate in any such litigation (including joining or being named a necessary party thereto) at AMGEN’s expense. AMGEN shall not enter into any settlement of any claim described in this Section 4.3.2 (AMGEN Enforcement) that admits to the invalidity or unenforceability of the Licensed Patents or Program Patents, incurs any financial liability on the part of VIGIL or requires an admission of liability, wrongdoing or fault on the part of VIGIL without VIGIL’s prior written consent.

4.3.3 Progress Reports. The Party initiating or defending any such enforcement action (the “Enforcing Party”) shall keep the other Party reasonably informed of the progress of any such enforcement action, and such other Party shall have the individual right to participate with counsel of its own choice at its own expense.

Section 4.4 Defense of Third Party Claims. If either (a) any Licensed Product Exploited by or under authority of VIGIL becomes the subject of a Third Party’s claim or assertion of Infringement of a patent relating to the manufacture, use, sale, offer for sale or importation of such Licensed Product in the Licensed Field in the Territory, or (b) a declaratory judgment action is brought naming either Party as a defendant and alleging invalidity or unenforceability of any of the Licensed Patents or Program Patents, the Party first having notice of the claim or assertion shall promptly notify the other Party, and the Parties shall promptly confer to consider the claim or assertion and the appropriate course of action. Subject to Article 8 (Indemnification), unless the Parties otherwise agree in writing, each Party shall have the right to defend itself against a suit that names it as a defendant (the “Defending Party”). Neither Party shall enter into any settlement of any claim described in this Section 4.4 that admits to the invalidity or unenforceability of the Licensed Patents or, Program Patents, incurs any financial liability on the part of the other Party, requires an admission of liability, wrongdoing or fault on the part of the other Party or, without such other Party’s prior written consent, in each case, such consent not to be unreasonably withheld. In any event, the other Party shall reasonably assist the Defending Party and cooperate in any such litigation at the Defending Party’s request and expense.

Section 4.5 Recovery. Except as otherwise provided, the costs and expenses of the Party bringing suit under Section 4.3 (Enforcement) shall be borne by such Party, and any damages, settlements or other monetary awards recovered shall be shared as follows: (a) the amount of such recovery actually received by the Party controlling such action shall first be applied to the out-of-pocket costs of each Party in connection with such action; and then (b) the remainder of the recovery shall be shared as follows:

(i) If VIGIL is the Enforcing Party, [***]; and

(ii) If AMGEN is the Enforcing Party, [***].

Section 4.6 Patent Term Extensions and Filings for Regulatory Exclusivity Periods. VIGIL will advise AMGEN when it is considering any patent term extension or supplementary protection certificates or their equivalent for the Licensed Patents. AMGEN will cooperate with VIGIL in the preparation and filing of any patent term extension application with respect to the Licensed Patents. With respect to any patent listings required for any Regulatory Exclusivity for a Licensed Product, [***].

Section 4.7 Patent Marking. VIGIL will mark, and will cause all other Selling Parties to mark, the Licensed Product with all Licensed Patents in accordance with applicable Law, which marking obligation will continue for as long as (and only for as long as) required under applicable Law.

ARTICLE 5. OBLIGATIONS OF THE PARTIES

Section 5.1 Responsibility. Following the Effective Date and at all times during the Term (except as expressly stated otherwise herein), VIGIL shall be solely responsible for, and shall bear all costs associated with, the research, development and commercialization of the Products in the Territory, including regulatory, manufacturing, distribution, marketing and sales activities. Subject to the express written terms of this Agreement, all decisions concerning the development, marketing and sales of Products in the Territory including the clinical and regulatory strategy, design, sale, price and promotion of Products covered under this Agreement shall be within the sole discretion of VIGIL.

Section 5.2 Diligence. VIGIL shall (directly and/or through one or more Affiliates and/or Sublicensees) use Commercially Reasonable Efforts to develop, manufacture, gain Marketing Authorization and commercialize at least one (1) MAB Product and at least one (1) Small Molecule Product in each of the [***]. Within twelve (12) months of the Effective Date, VIGIL will prepare and provide to AMGEN a development plan for the MAB Product and [***] (which development plans shall describe generally the activities for conducting development with respect to such Products under this Agreement, including by specifying activities to be conducted and anticipated development activities for the Products). For the purpose of clarity, VIGIL may from time to time amend each development plan in its sole discretion. VIGIL shall notify AMGEN immediately upon obtaining Marketing Approval for the Product in each country.

Section 5.3 Reports. Within [***] of the beginning of each Calendar Year, VIGIL shall submit to AMGEN a report providing the status of VIGIL’s and its Affiliates’ and Sublicensees’ activities related to the research and development of and Marketing Approval for the MAB Products and the Small Molecule Products during the [***], and plans for future activities related to the research and development of and Marketing Approval for the MAB Products and the Small Molecule Products during [***], in each case in relation to the last updated development plan, as may be applicable, including any updates to the related clinical plans.

Section 5.4 Distracting Programs.

5.4.1 Distracting Programs. Except as set forth in Section 5.4.3 (Post-Effective Date Affiliates) and 5.4.4 (Termination or Divestiture) and subject to Section 5.4.2 (VIGIL Election), during the Term until the [***] anniversary of the First Commercial Sale of the first Licensed Product in the [***], VIGIL shall not (and shall ensure its Affiliates and Sublicensees do not) directly or indirectly conduct, enable, or participate in any Distracting Program. For clarity, any failure of any VIGIL Affiliate or Sublicensee to comply with this Section 5.4.1 shall be deemed a breach by VIGIL.

5.4.2 VIGIL Election.

(a) Distracting Program. In the event that VIGIL or its Affiliates gains rights to a Distracting Program, then VIGIL shall provide prompt written notice (in all events within fifteen days of gaining such rights) to AMGEN and include in such notice whether VIGIL elects to treat all such related Distracting Product(s) as “Product(s)” under this Agreement.

(b) De Novo Compounds. In the event that VIGIL or its Affiliates gains rights to a De Novo Compound or De Novo Product, then VIGIL shall provide prompt written notice (promptly following the filing of any patent application with respect to a De Novo Compound or De Novo Product and in all cases before any Licensed Patent or Licensed Know How is used or practiced in connection with such De Novo Compound or De Novo Product) to AMGEN and include in such notice whether VIGIL elects to treat any such De Novo Compound and related De Novo Product as a “Product” under this Agreement.

(c) Newly Added Products. If VIGIL makes such election in such notice, then any such Distracting Product (including, for clarity, a De Novo Compound) will thereafter be considered a “Product” for purposes of this Agreement (a “Newly Added Product”) and would cease to be considered a “Distracting Product” giving rise to a “Distracting Program” that is prohibited under Section 5.4.1. VIGIL’s exploitation of the Newly Added Product would be subject to all diligence and reporting obligations under this Agreement as well as Milestone Payment and royalty obligations contemplated under this Agreement in each case from and after the time such Product becomes a Newly Added Product (for clarification, there shall be no obligation to make any back-payment of Milestone Payments that would have been triggered by such Newly Added Product had such Newly Added Product been considered a “Product” at the time such Milestone occurred). Any Patent Rights controlled by VIGIL or its Affiliates (including, for clarity, any in-licensed Patent Rights) Covering such Newly Added Product would be considered “Program Patents” for purposes of determining the Royalty Term, royalties, royalty reductions (for clarification, the [***] reduction under Section 3.3.2(a) would be inapplicable) and milestone payment obligations applicable to such Newly Added Product.

5.4.3 Post-Effective Date Affiliates. In the event that VIGIL or its Affiliates enters into a Distracting Transaction with a Third Party (and for clarity, VIGIL has not elected to treat such Distracting Product as a Newly Added Product pursuant to Section 5.4.2), then VIGIL shall provide prompt written notice to AMGEN. Until the provisions of Section 5.4.4 (Termination or Divestiture) are effectuated, VIGIL shall ensure that information and materials relating to the Product or activities hereunder are not shared with or used for the benefit of, and are sequestered from, Distracting Transaction Affiliate(s).

5.4.4 Termination or Divestiture. The notice provided pursuant to Section 5.4.3 (Post-Effective Date Affiliates) shall include a notification as to whether VIGIL intends to: (a) Divest the Distracting Program, in which case VIGIL shall hold separate such Distracting Program (including ensuring that no manufacturing, process development, research, or clinical development personnel working on the Product or activities hereunder works on a Distracting Program (and vice versa), and ensuring that information from the Product (including all Licensed Know-How) or activities hereunder is sequestered from manufacturing, process development, research, or clinical development personnel working on the Distracting Program (and vice versa)) and use its commercially reasonable, good-faith efforts to Divest such Distracting Program; or (b) terminate such Distracting Program, in which case VIGIL shall terminate all manufacturing, clinical development and/or commercialization activities of such program within [***] days after the closing of the Distracting Transaction (provided that any ongoing clinical studies may continue if necessary or advisable for patient safety and provided further than out-licensing and similar business development efforts may continue), during which period VIGIL shall hold separate such Distracting Program (including ensuring that no manufacturing, process development, research, or clinical development personnel working on the Product(s) or activities hereunder works on a Distracting Program (and vice versa), and ensuring that information from the Product or activities hereunder is sequestered from manufacturing, process development, research, or clinical development personnel working on the Distracting Program (and vice versa)). In the event VIGIL elects to Divest the Distracting Program under subsection (a) and fails to complete such Divestiture within [***] of the closing of the Distracting Transaction, then VIGIL shall be deemed to have chosen to terminate such Distracting Program and shall promptly, and no later than within [***] days, comply with the requirements of subsection (b), above.

Section 5.5 Amgen Restrictions. During the Term until the [***] of the Effective Date, AMGEN will not and will ensure its Affiliates do not directly or indirectly conduct, enable, or participate in the research (other than the use as tool molecules), manufacture, clinical development or commercialization of any [***] that binds to TREM2 [***] and [***]. Except in connection with the Ongoing Studies, AMGEN will not and will ensure its Affiliates do not directly or indirectly [***] that (x) binds to TREM2 [***] and (y) includes complementarity-determining region (CDRs) [***] (without regard to intended therapeutic use). [***]

Section 5.6 Reasonable Restrictions. Each of the Parties acknowledges that the provisions of Sections 5.4 (Distracting Programs) and 5.5 (Amgen Restrictions) are reasonable and necessary to protect the legitimate interests of the other Party and to encourage the free sharing of information between the Parties with respect to the Products and each of the Parties agrees not to contest such limitations in any proceeding.

ARTICLE 6. REPRESENTATIONS

Section 6.1 Mutual Representations and Warranties. Each of AMGEN and VIGIL represent and warrant that:

(a) it is duly organized and validly existing under the Law of the jurisdiction of its formation, and has full power and authority to enter into this Agreement and to carry out the provisions hereof;

(b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the individual executing this Agreement on its behalf has been duly authorized to do so by all requisite action;

(c) it shall comply with all applicable Law (including applicable Law relating to data protection and privacy), Proper Conduct Practices, and Anti-Corruption Laws in connection with the performance of its rights, duties and obligations under this Agreement; and

(d) this Agreement is legally binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material applicable Law.

Section 6.2 Additional AMGEN Warranties. AMGEN warrants to VIGIL that, as of the Effective Date (except with respect to clause (f) below):

(a) AMGEN has full legal or beneficial title and ownership to the Licensed Patents listed on Exhibit B as is necessary to grant the licenses to VIGIL to such Licensed Patents that AMGEN grants pursuant to this Agreement;

(b) AMGEN has the rights necessary to grant the licenses to VIGIL to Licensed Know-How that AMGEN grants pursuant to this Agreement;

(c) The Patent Rights included in the Licensed Patents are not subject to any liens or encumbrances and AMGEN has not granted to any Third Party any rights or licenses under such Patent Rights and has not granted to any Third Party any rights or licenses under such Licensed Know-How that would conflict with the licenses granted to VIGIL hereunder including, for clarity under any research or manufacturing agreements entered into by AMGEN with respect to the Licensed Compounds. No patent application or registration within the Licensed Patents is the subject of any pending interference, opposition, cancellation or patent protest pursuant to 37 C.F.R. §1.291 or any foreign counterpart;

(d) No Third Party has made any claim or allegation to AMGEN or its Affiliates in writing that a Third Party has any right or interest in or to the Licensed Patents listed on Exhibit B; and

(e) To the knowledge of AMGEN’s patent litigation attorneys and patent attorneys involved in the prosecution or management of the Licensed Patents, no claim or litigation has been brought or threatened in writing by any Third Party alleging that (i) the Licensed Patents are invalid or unenforceable or (ii) the manufacture, sale, offer for sale, or importation of Licensed Product in the Licensed Field in the Territory infringes or misappropriates or would infringe or misappropriate any Patent Rights or other right of any Third Party;

(f) The compounds listed on Exhibit D comprise all compounds that: (a) are Controlled by AMGEN or its Affiliates; (b)(1) for a monoclonal antibody, binds to TREM2 [***] and has agonist activity on TREM2 [***] and (2) for a small molecule, binds to TREM2 and has agonist activity on TREM2 [***]; and (c) were discovered, researched or developed in the conduct of the Licensed MAB Program or the Licensed Small Molecule Program by AMGEN or its Affiliates prior to the Effective Date.

(g) Exhibit A attached hereto lists a complete and accurate list of all final reports or electronic lab notebook entries for all completed preclinical studies related to the Licensed Compounds conducted by or on behalf of AMGEN and its Affiliates prior to the Effective Date. Such studies were conducted in accordance with applicable legal and professional standards.

(h) As of the Effective Date, neither AMGEN, its Affiliates nor its respective employees, agents or contractors have employed or otherwise used in any capacity in connection with the development of the Licensed Compound the services of any Person debarred or excluded under United States Law, including under 21 U.S.C. § 335a and 42 U.S.C. § 1320a-7(a), or any foreign equivalent thereof, including any Person that has been: (i) debarred by the FDA (or subject to a similar sanction of a Regulatory Authority), or that is subject of an FDA debarment investigation or proceeding (or similar proceeding of a Regulatory Authority), or is otherwise ineligible to participate in federal healthcare programs or federal procurement or non-procurement programs; or (ii) has been convicted of a criminal offense that falls within the scope of 42 U.S.C. § 1320a-7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible.

Section 6.3 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE 6 (REPRESENTATIONS)_OR, WITH RESPECT TO AMGEN, SECTIONS 2.5.3(a)(iv), 2.5.4 AND 3.9.4(e) and (f), NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, OR VALIDITY OF PATENT CLAIMS. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION MADE OR WARRANTY GIVEN BY EITHER PARTY THAT EITHER PARTY WILL BE SUCCESSFUL IN OBTAINING ANY PATENT RIGHTS, OR THAT ANY PATENTS WILL ISSUE BASED ON A PENDING APPLICATION. WITHOUT LIMITING THE RESPECTIVE RIGHTS AND OBLIGATIONS OF THE PARTIES EXPRESSLY SET FORTH HEREIN, EACH PARTY SPECIFICALLY DISCLAIMS ANY GUARANTEE THAT THE PRODUCTS WILL BE SUCCESSFUL, IN WHOLE OR IN PART.

Section 6.4 Additional VIGIL Warranties. VIGIL warrants to AMGEN that, as of the Effective Date:

(a) Neither VIGIL nor its directors, officers or employees have been debarred, excluded or the subject of debarment or exclusion proceedings by any Governmental Authority;

(b) Neither VIGIL nor its officers or directors are Sanctioned Persons, nor are they owned fifty percent (50%) or more individually, or in the aggregate by, or Controlled by, any Sanctioned Person;

(c) VIGIL has established and maintains (or shall establish within 180 days of the Effective Date and thereafter maintain) reasonable internal policies and controls, including codes of conduct and ethics and reasonable reporting requirements, intended to ensure compliance with Anti-Corruption Laws, International Trade Laws and other applicable Law, to the extent applicable to VIGIL under the laws of the jurisdiction of its incorporation, including healthcare compliance, privacy laws and data protection laws; and

(d) VIGIL is not a Covered Individual and Entity.

Section 6.5 VIGIL Covenants. VIGIL covenants to AMGEN that:

(a) it will conduct, and will cause its contractors to conduct, all preclinical and clinical studies for the Product and manufacturing of the Product, in accordance with (i) all U.S. Laws and the Laws of the country in which such clinical studies are conducted, and (ii) the known or published standards of the FDA and the Regulatory Authority in such country, including but not limited to good laboratory practice, good clinical practice, and current good manufacturing practices. Neither VIGIL, nor any officer, employee or agent of VIGIL, will knowingly make an untrue statement of a material fact to any Regulatory Authority with respect to the Product (whether in any submission to such Regulatory Authority or otherwise), and neither will knowingly fail to disclose a material fact required to be disclosed to any Regulatory Authority with respect to the Product;

(b) it (and its Affiliates) will use Commercially Reasonable Efforts to not employ or otherwise use in any capacity the services of any Person debarred or excluded under United States Law, including under 21 U.S.C. § 335a and 42 U.S.C. § 1320a-7(a), or any foreign equivalent thereof, including any Person that has been: (i) debarred by the FDA (or subject to a similar sanction of a Regulatory Authority), or that is subject of an FDA debarment investigation or proceeding (or similar proceeding of a Regulatory Authority), or is otherwise ineligible to participate in federal healthcare programs or federal procurement or non-procurement programs; or (ii) has been convicted of a criminal offense that falls within the scope of 42 U.S.C. § 1320a-7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible;

(c) if, during any period in which AMGEN owns [***] or more of the outstanding voting shares of VIGIL, VIGIL becomes aware that any Person employed or retained by it to perform any of its obligations under, or services related to, this Agreement: (i) comes under investigation by the FDA, or a similar Regulatory Authority, (ii) is debarred, excluded, suspended, disqualified or subject to a similar sanction of a Regulatory Authority, or (iii) engages in any conduct or activity that could lead to any of the aforementioned actions or similar sanctions of a Regulatory Authority, VIGIL shall immediately notify AMGEN;

(d) it shall comply with all applicable Law, International Trade Law, Proper Conduct Practices, and Anti-Corruption Laws in connection with the performance of its rights, duties and obligations under this Agreement;

(e) upon reasonable request, it shall provide AMGEN with any information under its control that is required by Amgen to comply with International Trade Laws;

(f) it shall, during any period in which Amgen owns [***] ([***]%) or more of the outstanding voting shares of VIGIL, promptly provide AMGEN with written notice upon receiving a formal notification that it is the target of a formal or informal request for information, subpoena, investigation, litigation, penalty, or claim from any Governmental Authority, for violation or potential violation of any applicable Anti-Corruption Law, International Trade Laws or Proper Conduct Practices;

(g) during any period in which AMGEN owns [***] ([***]%) or more of the outstanding voting shares of VIGIL, prior to beginning any commercialization of any Product under this Agreement, each of its employees, agents, independent contractors or Affiliates involved in the commercialization of any Product shall be required to undergo compliance training with respect to Proper Conduct Practices and Anti-Corruption Laws;

(h) it shall use only legitimate and ethical business practices (including Proper Conduct Practices) in connection with activities conducted in connection with this Agreement whether directly, through the use of Representatives or otherwise, and shall not take any action that would subject any other Party to penalties under any applicable Law;

(i) it shall cause Affiliates under its control and its and their officers, directors, employees and agents engaged in activities involving Product to comply with this Agreement, including the covenants in this Section 6.5;

(j) (i) it shall comply with all applicable U.S. Laws prohibiting the re-export, directly or indirectly, of certain controlled U.S.-origin items without a license to parties located in certain countries or appearing on certain U.S. Government lists of restricted parties; (ii) it shall comply with all applicable U.S. Laws prohibiting participation in non-U.S. boycotts that the United States does not support; (iii) it shall comply with all applicable U.S. Laws prohibiting the sale of products to parties from any country subject to U.S. economic sanctions or who are identified on related U.S. Government lists of restricted parties; (iv) it shall use Commercially Reasonable Efforts to comply with all applicable International Trade Laws, and (v) it shall use Commercially Reasonable Efforts to comply with all applicable data privacy laws of the applicable jurisdiction, including the General Data Protection Regulation (Regulation (EU) 2016/679), and all data breach notification and information securities laws and regulations specific thereto; and

(k) as of the Effective Date to and through the expiration or termination of this Agreement, (i) it, and, to the best of its knowledge, its Representatives, shall not, directly or indirectly, offer, pay, promise to pay, or authorize such offer, promise or payment, of anything of value, to any Person for the purposes of obtaining or retaining business through any improper advantage in connection with this Agreement, or that would otherwise violate any applicable Laws, rules and regulations concerning or relating to public or commercial bribery or corruption, (ii) that its books, accounts, records and invoices related to this Agreement or related to any work conducted for or on behalf of the other Party are and will be complete and accurate, and (iii) that AMGEN may terminate this Agreement if (a) VIGIL or VIGIL’s Representatives fails to comply with the Anti-Corruption Laws or with this provision, or (b) AMGEN has a good faith belief that VIGIL or VIGIL’s Representatives has violated, intends to violate, or has caused a violation of the Anti-Corruption Laws. AMGEN may request from time to time that VIGIL complete a compliance certification regarding the foregoing; and

(l) if VIGIL engages one or more Covered Individuals and Entities contributes to or performs any of VIGIL obligations hereunder (including the performance of clinical research with respect to a Product or in the commercialization of a Product), payments made by or on behalf of VIGIL to each such Covered Individual and Entity or other compensation or consideration received by each such Covered Individual and Entity on account of its contributions to or performance of any of VIGIL obligations hereunder shall comply with all applicable Law, including, to the extent provided for in applicable Law, (i) represent fair market value, (ii) not be determined in a manner that that takes into account the volume or value of any future business that might be generated between the Parties, and (iii) not be construed to require a Covered Individual and Entity to promote, purchase, prescribe, or otherwise recommend an Amgen Therapeutic Product being marketed or under development. If VIGIL is or becomes a Covered Individual and Entity or if VIGIL becomes, owned, operated or controlled by one or more Covered Individuals and Entities, VIGIL shall notify AMGEN of such and, after receipt of such notification or upon VIGIL becoming a Covered Individual and Entity, VIGIL agrees that AMGEN shall have the right, upon notice to VIGIL, to initiate good faith negotiations with VIGIL to modify the terms of this Agreement as may be reasonably necessary or appropriate to address AMGEN’s bona fide concerns with respect to compliance by AMGEN’s or, as applicable, one or more of its Affiliate’s requirements for interactions with a Covered Individual and Entity. VIGIL will give good faith consideration to any reasonable request, provided that nothing shall be construed to require VIGIL to increase any payment obligations, to reduce the scope of the intellectual property rights licensed hereunder or to incur additional costs or expenses to satisfy AMGEN’s requests. VIGIL will not unreasonably refuse to meet any additional reporting or documentation obligations, provided that it may deduct the reasonable costs of meeting any such obligations from amounts otherwise payable hereunder. Additionally and without limiting any other rights or remedies of AMGEN, if on or after the Effective Date, VIGIL, is or becomes, a Covered Individual and Entity or is, or becomes, owned, operated or controlled by a Covered Individual and Entity, AMGEN shall have the right to assign this Agreement immediately, and AMGEN shall not be liable to VIGIL for any costs, expenses, or losses arising out of such assignment. For purposes of this section, “owned, operated or controlled” shall mean that one or more Covered Individual and Entities is in a position to direct or control the performance of VIGIL’s obligations hereunder, or that one or more Covered Individuals and Entities is in a position to direct or control VIGIL’s management or operations, including, without limitation, when a Covered Individual and Entity owns a majority of the voting power or other equity interests in VIGIL.

Section 6.6 AMGEN Covenants. AMGEN covenants to VIGIL that until the completion of the Ongoing Studies and all activities related thereto: It will (i) comply with the Ongoing Studies Agreement to the extent implicating to the Licensed Compounds, (ii) it will promptly provide to VIGIL or VIGIL’s designated representative all study reports, invention disclosures, data and proposed presentations or manuscripts provided by [***] pursuant to the Ongoing Studies Agreement with respect to the Licensed Compounds or otherwise arising from the Ongoing Studies; (iii) will not amend or waive its rights under the Ongoing Studies Agreement in a way that affects the Ongoing Studies or with respect to the Licensed Compounds without Vigil’s consent, (iv) take measures reasonably requested by Vigil to provide Vigil with the benefits of AMGEN’s rights associated with the Licensed Compounds under or with respect to the Ongoing Studies Agreement. Without limiting the generality of the foregoing, (a) any Patent Rights or Know-How arising under the Ongoing Studies and Controlled by AMGEN shall constitute Licensed Patents or Licensed Know-How under this Agreement and (b) if VIGIL desires to obtain a license to any intellectual property rights of [***] associated with the Licensed Compounds, AMGEN shall use reasonable efforts to assist VIGIL to obtain such license.

ARTICLE 7. INDEMNIFICATION

Section 7.1 Indemnity.

7.1.1 By AMGEN. AMGEN agrees to defend VIGIL and its (and its Affiliates’) directors, officers, employees and agents (the “VIGIL Indemnified Parties”) at AMGEN’s cost and expense, and will indemnify and hold VIGIL and the other VIGIL Indemnified Parties harmless from and against any claims, losses, costs, damages, fees or expenses (including legal fees and expenses) (collectively, “Losses”) to the extent resulting from any Third Party claim (including product liability claims) arising out of or otherwise relating to (a) the negligence or willful misconduct of AMGEN or its Affiliates in connection with its activities under this Agreement, (b) the material breach of this Agreement or the representations and warranties made hereunder by AMGEN, except, in the case of each of (a) or (b) of this Section 7.1.1 (By AMGEN), to the extent such Losses result from clause (a), (b) or (c) of Section 7.1.2 (By VIGIL). In the event of any such claim against the VIGIL Indemnified Parties by a Third Party, the foregoing indemnity obligations shall be conditioned upon (x) VIGIL promptly notifying AMGEN in writing of the claim (provided, however, that any failure or delay to notify shall not excuse any obligations of AMGEN except to the extent AMGEN is actually materially prejudiced thereby) and (y) VIGIL granting AMGEN sole management and control, at AMGEN’s sole expense, of the defense of the claim and its settlement (provided, however, that AMGEN shall not settle any such claim without the prior written consent of VIGIL if such settlement does not include a complete release from liability or if such settlement would involve VIGIL undertaking an obligation (including the payment of money by a VIGIL Indemnified Party), would bind or impair a VIGIL Indemnified Party, or includes any admission of wrongdoing or that any intellectual property or proprietary right of VIGIL (including rights licensed hereunder from AMGEN) or this Agreement is invalid, narrowed in scope or unenforceable), and (z) the VIGIL Indemnified Parties reasonably cooperating with AMGEN (at AMGEN’s expense). The VIGIL Indemnified Parties may, at their option and expense, be represented in any such action or proceeding by counsel of their own choosing.

7.1.2 By VIGIL. VIGIL agrees to defend AMGEN and its (and its Affiliates’) directors, officers, employees and agents (the “AMGEN Indemnified Parties”) at VIGIL’s cost and expense, and will indemnify and hold AMGEN and the other AMGEN Indemnified Parties harmless from and against any Losses to the extent resulting from any Third Party claim (including product liability claims) arising out of or otherwise relating to (a) the negligence or willful misconduct of VIGIL, its Affiliates, or their respective Sublicensees in connection with its activities under this Agreement, (b) the material breach of this Agreement or the representations, warranties and covenants made hereunder by VIGIL, or (c) the Exploitation of any Product by or on behalf of VIGIL, its Affiliates, or their respective Sublicensees (including from product liability and intellectual property infringement claims); except, in each case, to the extent such Losses result from clause (a) or (b) of Section 7.1.1 (By AMGEN). In the event of any such claim against the AMGEN Indemnified Parties by a Third Party, the foregoing indemnity obligations shall be conditioned upon (x) AMGEN promptly notifying VIGIL in writing of the claim (provided, however, that any failure or delay to notify shall not excuse any obligation of VIGIL except to the extent VIGIL is actually materially prejudiced thereby) and (y) AMGEN granting VIGIL sole management and control, at VIGIL’s sole expense, the defense of the claim and its settlement (provided, however, that VIGIL shall not settle any such claim without the prior written consent of AMGEN if such settlement does not include a complete release from liability or if such settlement would involve undertaking an obligation (including the payment of money by an AMGEN Indemnified Party), would bind or impair an AMGEN Indemnified Party, or includes any admission of wrongdoing or that any intellectual property or proprietary right of AMGEN (including rights licensed hereunder from AMGEN) or this Agreement is invalid, narrowed in scope or unenforceable), and (z) the AMGEN Indemnified Parties reasonably cooperating with VIGIL (at VIGIL’s expense). The AMGEN Indemnified Parties may, at their option and expense, be represented in any such action or proceeding by counsel of their own choosing.

Section 7.2 LIMITATION OF DAMAGES. IN NO EVENT SHALL EITHER PARTY BE LIABLE HEREUNDER TO THE OTHER PARTY FOR ANY PUNITIVE, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST REVENUE, LOST PROFITS, OR LOST SAVINGS) HOWEVER CAUSED AND UNDER ANY THEORY, EVEN IF IT HAS NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. THE LIMITATIONS SET FORTH IN THIS SECTION 7.2 (LIMITATION OF DAMAGES) SHALL NOT APPLY WITH RESPECT TO (A) ANY BREACH OF ARTICLE 8 (CONFIDENTIALITY) OR (B) THE INTENTIONAL MISCONDUCT OR GROSS NEGLIGENCE OF A PARTY. NOTHING IN THIS SECTION 7.2 (LIMITATION OF DAMAGES) IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF A PARTY UNDER THIS ARTICLE 7 (INDEMNIFICATION) WITH RESPECT TO ANY DAMAGES PAID BY THE OTHER PARTY TO A THIRD PARTY IN CONNECTION WITH A THIRD- PARTY CLAIM.

Section 7.3 Insurance. At least [***] days prior to the Initiation of the first clinical trial of a Product, VIGIL shall at its own expense procure and maintain during the Term (and for [***] years thereafter) clinical trial liability insurance coverage adequate to cover its obligations hereunder and which is/are consistent with normal business practices of prudent pharmaceutical companies. Additionally, at least [***] days prior to First Commercial Sale of any Product in the Territory, VIGIL shall at its own expense procure and maintain during the Term (and for [***] years thereafter) product liability insurance coverage adequate to cover its obligations hereunder and which is consistent with normal business practices of prudent pharmaceutical companies. Each insurance policy required by and procured by VIGIL under this Section 7.3 (Insurance) shall name AMGEN as an additional insured. Such insurance shall not be construed to create a limit of VIGIL’s liability with respect to its indemnification obligations under this Article 7

(Indemnification). VIGIL shall provide AMGEN with a certificate of insurance or other evidence of such insurance, upon request. VIGIL shall provide AMGEN with written notice at least [***] days prior to the cancellation, non renewal or a material change in such insurance which materially adversely affects the rights of AMGEN hereunder, and [***] days prior written notice of cancellation for non-payment of premiums. VIGIL’s insurance hereunder shall be primary with respect to the obligations for which VIGIL is liable hereunder.

ARTICLE 8. CONFIDENTIALITY

Section 8.1 Confidential Information.

8.1.1 Confidential Information. Each Party (“Disclosing Party”) may disclose to the other Party (“Receiving Party”), and Receiving Party may acquire during the course and conduct of activities under this Agreement, certain proprietary or confidential information of Disclosing Party in connection with this Agreement. The term “Confidential Information” will mean (a) all Licensed Know-How, (b) all Licensed Materials, and (c) all ideas and information of any kind, whether in written, oral, graphical, machine-readable or other form, whether or not marked as confidential or proprietary, which are transferred, disclosed or made available by Disclosing Party or at the request of Receiving Party, including any of the foregoing of Third Parties. Without limiting the foregoing, Licensed Know-How and Licensed Materials will be considered Confidential Information of AMGEN, and all research and development updates as well as financial and business disclosures from VIGIL to AMGEN will be considered Confidential Information of VIGIL. During the Term, AMGEN shall keep confidential all Licensed Know-How and Licensed Materials to the extent disclosure of such Confidential Information would negatively impact in any material way the Exploitation of any Product in the Territory by VIGIL or its Affiliates or Sublicensees.

8.1.2 Restrictions. During the Term and for [***] years thereafter, Receiving Party will keep all Disclosing Party’s Confidential Information in confidence with the same degree of care with which Receiving Party holds its own confidential information (but in no event less than a commercially reasonable degree of care). Receiving Party will not use Disclosing Party’s Confidential Information except in connection with the performance of its obligations and exercise of its rights under this Agreement. Receiving Party has the right to disclose Disclosing Party’s Confidential Information without Disclosing Party’s prior written consent, to the extent and only to the extent reasonably necessary, to Receiving Party’s Affiliates and their employees, subcontractors, consultants or agents who have a need to know such Confidential Information in order to perform its obligations and exercise its rights under this Agreement and who are required to comply with the restrictions on use and disclosure in this Section 8.1.2 (Restrictions). Receiving Party will use diligent efforts to cause those entities and persons to comply with the restrictions on use and disclosure in this Section 8.1.2 (Restrictions). Receiving Party assumes responsibility for those entities and persons maintaining Disclosing Party’s Confidential Information in confidence and using same only for the purposes described herein.

8.1.3 Exceptions. Receiving Party’s obligation of nondisclosure and the limitations upon the right to use the Disclosing Party’s Confidential Information will not apply to the extent that Receiving Party can demonstrate that the Disclosing Party’s Confidential Information: (a) was known to Receiving Party or any of its Affiliates prior to the time of disclosure; (b) is or becomes public knowledge through no fault or omission of Receiving Party or any of its Affiliates; (c) is obtained by Receiving Party or any of its Affiliates from a Third Party under no obligation of confidentiality to Disclosing Party; or (d) has been independently developed by employees, subcontractors, consultants or agents of Receiving Party or any of its Affiliates without the use of Disclosing Party’s Confidential Information, as evidenced by contemporaneous written records.

8.1.4 Permitted Disclosures. Receiving Party may disclose Disclosing Party’s Confidential Information to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

(a) in order to comply with applicable law (including any securities law or regulation or the rules of a securities exchange) or with a legal or administrative proceeding;

(b) in connection with prosecuting or defending litigation, Marketing Approvals and other regulatory filings and communications, and filing, prosecuting and enforcing Patents in connection with Receiving Party’s rights and obligations pursuant to this Agreement; and

(c) in connection with exercising its rights hereunder, to its Affiliates; potential and future collaborators (including Sublicensees where VIGIL is the Receiving Party); potential and permitted acquirers or assignees; and potential investment bankers, investors and lenders; provided, however, that (1) with respect to Sections 8.1.4(a) or 8.1.4(b), where reasonably possible, Receiving Party will notify Disclosing Party of Receiving Party’s intent to make any disclosure pursuant thereto sufficiently prior to making such disclosure so as to allow Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed, and (2) with respect to Section 8.1.4(c), each of those named people and entities are required to comply with the restrictions on use and disclosure in Section 8.1.2 (Restrictions) (other than investment bankers, investors and lenders, which must be bound prior to disclosure by commercially reasonable obligations of confidentiality).

Section 8.2 Terms of this Agreement; Publicity.

8.2.1 Restrictions. The Parties agree that the terms of this Agreement will be treated as Confidential Information of both Parties, and thus may be disclosed only as permitted by Section 8.1.4 (Permitted Disclosures). Except as required by Law, each Party agrees not to issue any press release or public statement disclosing information relating to this Agreement or the transactions contemplated hereby or the terms hereof without the prior written consent of the other Party not to be unreasonably withheld (or as such consent may need to be obtained in accordance with Section 8.2.2 (Review) or 8.3.1 (Right to Publish)).

8.2.2 Review. In the event either Party (the “Issuing Party”) desires to issue a press release or other public statement disclosing information relating to this Agreement or the transactions contemplated hereby or the terms hereof, the Issuing Party will provide the other Party (the “Reviewing Party”) with a copy of the proposed press release or public statement (the “Release”). The Issuing Party will specify with each such Release, taking into account the urgency of the matter being disclosed, a reasonable period of time within which the Receiving Party may provide any comments on such Release (but in no event less than [***] business days). If the Receiving Party provides any comments, the Parties will consult on such Release and work in good faith to prepare a mutually acceptable Release. Either Party may subsequently publicly disclose any information previously contained in any Release, provided that the other Party provided its written consent hereto as stated in 8.2.1 (Restrictions). For the avoidance of doubt (and notwithstanding anything contained in this Agreement to the contrary), VIGIL, in its sole discretion, may make disclosures relating to the grant of any Sublicense, the development or commercialization of the Product, including the results of research and any clinical trial conducted by VIGIL, its Affiliates or Sublicensees or any health or safety matter related to the Product.

Section 8.3 Publications.

8.3.1 Right to Publish. Subject to the provisions of Sections 8.1 (Confidential Information), 8.2 (Terms of this Agreement; Publicity) and 8.3.2 (Review), VIGIL shall have the right to publish with respect to the Products, and to make scientific presentations on the Products. Except with respect to the Ongoing Studies, AMGEN shall not publish with respect to the Products nor make any scientific presentations on the Products. Neither Party shall publish the sequence of the Licensed Lead Antibody Compound or information concerning the manufacture of the Licensed Lead Antibody Compound without the prior written consent of the other Party. The Parties acknowledge and agree that all VIGIL publications pursuant to this section shall be developed by VIGIL in accordance with VIGIL’s publications policies and practices. In addition, authorship by VIGIL of any publication arising from this Agreement submitted to a medical or other peer- reviewed scientific journal will be undertaken in accordance with the International Committee of Medical Journal Editors (ICMJE) guidelines for authorship. Consistent with those guidelines, authorship will be based upon substantial contribution to the design, analysis, interpretation of data, drafting and/or critically revising any publication(s) derived from the Agreement, and authors must engage in the drafting of the publication or revise it critically for important intellectual content. VIGIL agrees to maintain evidence of its compliance with the ICMJE guidelines for authorship, and that it will provide such evidence to AMGEN upon request. Publications shall acknowledge use of any AMGEN data, support, or other contributions as appropriate and consistent with medical journal guidelines.

8.3.2 Review.

(a) Except as required by Law or court order, for any proposed publication submitted by Vigil for presentation at a scientific meeting or to a medical or other peer-reviewed scientific journal regarding any Licensed Product in the Territory if such publication does or may include any Licensed Know-How, patentable subject matter or AMGEN Confidential Information, VIGIL: (1) shall transmit a copy of the proposed publication for review and comment to AMGEN at least [***] days for abstracts and presentations prior to submission to a Third Party and at least [***] [***] days prior to the submission for manuscripts of such publication to a Third Party; (2) shall postpone such publication for up to an additional thirty (30) days upon request of AMGEN to allow the consideration of appropriate patent applications or other protection to be filed; (3) upon request of AMGEN shall remove all Confidential Information of AMGEN (excluding, for clarity, anything permitted to be disclosed by VIGIL pursuant to the last sentence of Section 8.2.2 (Review)); and (4) shall consider all reasonable comments made by AMGEN.

(b) For any proposed publication by AMGEN or [***] in connection with the Ongoing Studies, AMGEN: (1) shall transmit a copy of the proposed publication for review and comment to VIGIL at least [***] days for manuscripts prior to the submission of such publication to a Third Party; (2) shall postpone such publication for up to an additional [***] days upon request of VIGIL to allow the consideration of appropriate patent applications or other protection to be filed; and (3) shall consider all reasonable comments made by VIGIL.

Section 8.4 Relationship to the Confidentiality Agreement. This Agreement supersedes that certain Confidential Disclosure Agreement between AMGEN and Atlas Venture Life Science Advisors LLC dated November 11, 2019; provided, however, that all “Confidential Information” disclosed or received by the Parties thereunder will be deemed “Confidential Information” hereunder and will be subject to the terms and conditions of this Agreement.

Section 8.5 Attorney-Client Privilege. Neither Party is waiving, nor will be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections and privileges recognized under the applicable Law of any jurisdiction as a result of disclosing information pursuant to this Agreement, or any of its Confidential Information (including Confidential Information related to pending or threatened litigation) to the receiving Party, regardless of whether the disclosing Party has asserted, or is or may be entitled to assert, such privileges and protections. The Parties may become joint defendants in proceedings to which the information covered by such protections and privileges relates and may determine that they share a common legal interest in disclosure between them that is subject to such privileges and protections, and in such event, may enter into a joint defense agreement setting forth, among other things, the foregoing principles but are not obligated to do so.

ARTICLE 9. TERM & TERMINATION

Section 9.1 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date, and unless terminated earlier as provided in this Article 9 (Term & Termination), shall continue in full force and effect until expiration of obligations to pay royalties under this Agreement for any Products in the Territory. Upon expiration of this Agreement, the licenses granted to VIGIL by AMGEN under this Agreement to Exploit the Product shall be fully paid-up, irrevocable and non-exclusive.

Section 9.2 Termination by AMGEN.

9.2.1 Breach. AMGEN will have the right to terminate this Agreement upon delivery of written notice to VIGIL in the event of material breach of this Agreement by VIGIL provided, however,

(a) that such termination will not be effective if such breach has been cured within [***] days after written notice thereof is given by AMGEN to VIGIL specifying in reasonable detail the nature of the alleged breach;

(b) that to the extent such material breach involves the material undisputed failure to make a payment when due, such breach must be cured within [***] days after written notice thereof is given by AMGEN to VIGIL;

(c) that if the material breach is not reasonably capable of being cured within the [***] day cure period, and if VIGIL (i) proposes within such [***] day period a written plan, reasonably acceptable to AMGEN, to cure such breach, and (ii) makes good faith efforts to cure such default and to implement such written cure plan, then, until the first anniversary of receipt of notice of termination, AMGEN may not terminate this Agreement for so long as VIGIL is diligently pursuing such cure in accordance with such plan;

(d) that AMGEN will not have the right to terminate this Agreement under this Section 9.2.1 (Termination for Breach) for any act or omission by any Sublicensee if VIGIL terminates such Sublicense within [***] days of AMGEN’s notice to VIGIL under this Section 9.2.1 (Termination for Breach); and

(e) If VIGIL in good faith disputes such material breach and provides written notice of that dispute to AMGEN within [***] days of receipt of AMGEN’s notice to VIGIL under this Section 9.2.1 (Termination for Breach), this Agreement shall not terminate unless and until the matter has been finally resolved in accordance with Section 10.4 and it has been determined under Section 10.4 that VIGIL is in material breach of this Agreement. It is understood and acknowledged that during the pendency of such a dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.

9.2.2 Termination for IP Challenge. AMGEN will have the right to terminate this Agreement in full upon written notice to VIGIL in the event that VIGIL or any of its Affiliates or Sublicensees directly challenges in a legal or administrative proceeding the patentability, enforceability or validity of any Licensed Patents; provided, however, that AMGEN will not have the right to terminate this Agreement under this Section 9.2.2 (Termination for IP Challenge) for any such challenge by any Sublicensee if (a) VIGIL terminates such Sublicense within [***] days of AMGEN’s notice to VIGIL under this Section 9.2.2 (Termination for IP Challenge) or (b) such challenge is dismissed within [***] days of AMGEN’s notice to VIGIL under this Section 9.2.2 (Termination for IP Challenge) and not thereafter continued.

9.2.3 Termination for a VIGIL Distracting Product. AMGEN will have the right to terminate this Agreement in full upon written notice to VIGIL in the event that VIGIL violates Section 5.4.1 (Distracting Programs) and does not elect to treat such Distracting Product(s) as “Products” under this Agreement pursuant to Section 5.4.2 (VIGIL Election).

9.2.4 Termination for Failure to Achieve Series A Financing. AMGEN will have the right to terminate this Agreement in full upon written notice to VIGIL in the event that either (i) the Series A Preferred Financing does not occur within [***] days of the Effective Date or (ii) Amgen does not receive the Amgen Shares in association with the Series A Preferred Financing.

Section 9.3 Termination by VIGIL.

9.3.1 Breach. VIGIL will have the right to terminate this Agreement in full upon delivery of written notice to AMGEN in the event of any material breach by AMGEN of this Agreement; provided, however,

(a) that such termination will not be effective if such breach has been cured within [***] days after written notice thereof is given by VIGIL to AMGEN specifying the nature of the alleged breach;

(b) that if the material breach is not reasonably capable of being cured within the [***] day cure period, and if AMGEN (i) proposes within such [***] day period a written plan, reasonably acceptable to VIGIL, to cure such breach, and (ii) makes good faith efforts to cure such default and to implement such written cure plan, then, until the first anniversary of receipt of notice of termination, VIGIL may not terminate this Agreement for so long as AMGEN is diligently pursuing such cure in accordance with such plan; and

(c) If AMGEN in good faith disputes such material breach and provides written notice of that dispute to VIGIL within [***] days of receipt of VIGIL’s notice to AMGEN under this Section 9.3.1 (Breach), this Agreement shall not terminate unless and until the matter has been finally resolved in accordance with Section 10.4 and it has been determined under Section 10.4 that AMGEN is in material breach of this Agreement. It is understood and acknowledged that during the pendency of such a dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder; and

(d) if VIGIL can reasonably establish pursuant to the dispute resolution provisions of Section 10.4 that the material breach is limited to, and only has an impact on the MAB Program but not the Small Molecule Program or vice versa, then AMGEN shall only be entitled to terminate this Agreement with respect to the MAB Program or the Small Molecule Program, as the case may be, and the termination of the Agreement with respect to the program (i.e. either the MAB Program or the Small Molecule Program) which is terminated due to breach shall not impact VIGIL’s rights with respect to the other Program or the Products developed under the other Program. In such event, the provisions of Section 9.3.2 shall apply with respect to the Terminated Program and the Terminated Products within such Terminated Program.

9.3.2 Discretionary Termination. VIGIL will have the right to terminate this Agreement in full or in part, with respect to VIGIL, its Affiliates or Sublicensee’s Exploitation of MAB Products (the “MAB Program”) or Exploitation of Small Molecule Products (the “Small Molecule Program”):

(a) In the time period prior to the initiation of clinical development for any MAB Product (with respect to the MAB Program) or Small Molecule Product (with respect to the Small Molecule Program), upon thirty (30) day’s prior written notice to AMGEN

(b) In the time period after the initiation of clinical development for any MAB Product (with respect to the MAB Program) or Small Molecule Product (with respect to the Small Molecule Program), upon one hundred twenty (120) day’s prior written notice to AMGEN if, in each case, VIGIL concludes due to scientific, technical, regulatory or commercial reasons, including (i) safety or efficacy concerns, including adverse events of such Product, (ii) concerns relating to the present or future marketability or profitability of such Product, (iii) reasons related to patent coverage or (iv) existing and anticipated competition, renders the Exploitation of the MAB Product or Small Molecule Product no longer commercially practicable for VIGIL. Following any such notice of termination, VIGIL shall have no further obligation pursuant to Section 5.2 (Diligence) to further Exploit any MAB Product (with respect to the termination of the MAB Program) or any Small Molecule Product (with respect to the termination of the Small Molecule Program) (each such affected Licensed Product, a “Terminated Product” and the terminated MAB Program and/or Small Molecule Program, a “Terminated Program”), however, VIGIL shall use its reasonable efforts to facilitate a smooth, orderly and prompt transition of all Terminated Products Controlled by VIGIL prior to the effective date of termination of this Agreement from VIGIL to AMGEN.

Section 9.4 Termination Upon Bankruptcy. Either Party may terminate this Agreement if, at any time, the other Party shall (a) file in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, (b) propose a written agreement of composition or extension of its debts, (c) be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition has not been dismissed within [***] days after the filing thereof, (d) propose or be a party to any dissolution or liquidation, (e) make an assignment for the benefit of its creditors or (f) admit in writing its inability generally to meet its obligations as they fall due in the general course.

Section 9.5 Effects of Termination. Upon termination by either Party under Section 9.2 (Termination by AMGEN), Section 9.3 (Termination by VIGIL) or Section 9.4 (Termination Upon Bankruptcy):

(a) VIGIL will responsibly wind-down, in accordance with accepted pharmaceutical industry norms and ethical practices and all legal and regulatory requirements, any on-going clinical studies involving a Terminated Product for which it has responsibility hereunder in which patient dosing has commenced or, if reasonably practicable and not adverse to patient safety and requested by AMGEN, VIGIL shall complete such trials and AMGEN shall reimburse VIGIL its reasonable, out-of-pocket costs and internal labor costs at the FTE Rate associated therewith. For the purpose of clarity, except as provided for above, VIGIL may wind-down any ongoing clinical trials prior to the date of termination in accordance with accepted pharmaceutical industry norms and ethical practices and VIGIL will be responsible for any costs associated with such wind-down.

(b) A termination of this Agreement will automatically terminate any sublicense of Licensed Know-How and Licensed Patents relating to the Terminated Program(s) (including all Products in such Terminated Program(s)) granted by VIGIL pursuant to Section 2.2 (Sublicenses) unless AMGEN has approved such sublicense in writing, in which case all rights under such sublicense shall be deemed to survive termination as long as Sublicensee complies with its obligations thereunder, and provided that in no event will AMGEN be obligated to fulfill any of VIGIL’s obligations under such sublicense.

(c) All rights and licenses granted by AMGEN to VIGIL in Article 2 (License Grant) and all restrictions on AMGEN under Section 2.3 (Retained Rights and Limitations) will terminate, and VIGIL and its Affiliates, and (subject to Section 9.5(b)) Sublicensees will cease all use of Licensed Know-How relating to the Terminated Program(s) and Licensed Patents relating to the Terminated Program(s) and all Exploitation of any Terminated Product, except to the extent required hereunder. For clarity, after termination, while VIGIL will retain rights in any Newly Added Product(s) (the “Retained Products”), the licenses granted by AMGEN to VIGIL in Article 2 (License Grant) will terminate with respect to such Retained Products relating to the Terminated Program(s) and VIGIL and its Affiliates, and (subject to Section 9.5(b)) Sublicensees will cease all use of Licensed Know-How relating to such Retained Products.

(d) Upon AMGEN’s request, all Marketing Approvals and other regulatory filings and communications owned (in whole or in part) or otherwise controlled by VIGIL and its Affiliates, and (subject to Section 9.5(b)) Sublicensees, and all other documents relating to or necessary to further Exploit any Terminated Product, as such items exist as of the effective date of such termination (including all documents related to completed and ongoing clinical studies) will be assigned to AMGEN to the extent practicable (or, if not so assigned, VIGIL shall make the benefit of the foregoing reasonably available to AMGEN), and VIGIL will provide to AMGEN one (1) copy of the foregoing and all documents contained in or referenced in any such items, together with the raw and summarized data for any clinical studies (and where reasonably available, electronic copies thereof). All expenses in relation to such assignment will be borne by AMGEN. In the event of any failure to obtain assignment, VIGIL hereby consents and grants to AMGEN the right to access and reference (without any further action required on the part of VIGIL, whose authorization to file this consent with any Regulatory Authority is hereby granted) any such item.

(e) Upon AMGEN’s election, VIGIL shall and hereby does grant to AMGEN and its Affiliates effective upon such AMGEN election at the time of termination (i) an automatic, worldwide, perpetual and irrevocable exclusive license, with the right to grant sublicenses through multiple tiers, solely for use in Exploiting such Terminated Product, under Know-How and Patent Rights that are Controlled by VIGIL or any of its Affiliates and Sublicensees prior to termination and that Cover such Terminated Product and which are necessary for Exploiting such Terminated Product and any improvement of any of the foregoing, and (ii) an automatic, worldwide, perpetual and irrevocable non-exclusive license, with the right to grant sublicenses through multiple tiers, solely for use in Exploiting such Terminated Product, under Know-How and Patent Rights that are Controlled by VIGIL or any of its Affiliates and (subject to Section 9.5(b)) Sublicensees that are not solely related to such Terminated Product but that are necessary for Exploiting such Terminated Product and any improvement to any of the foregoing. For the purpose of clarity, upon AMGEN’s election at the time of termination, (1) such license shall be effective only as of and after the effective date of such termination and (2) Amgen will be obligated to pay royalties during the Royalty Term(s) as provided for in Section 3.3 (Royalties); provided, all deductions and reductions contemplated in Section 3.3 will apply to such payments and the definition of Net Sales and Sections 3.4 (Method of Payment) -3.9 (Taxes) (inclusive) will apply mutatis- mutandis to Amgen in connection with the payment of such royalties and provided further that the royalty rates shall be [***] the rates set forth in Section 3.3 with respect to any Terminated Product. Notwithstanding the foregoing, in the event that any of the foregoing Know-How or Patent Rights are not Controlled by VIGIL (or any of its Affiliates and Sublicensees) due to the fact that such party would be obligated to make any payments to a Third Party in connection with the grant of the foregoing licenses, then AMGEN shall have the right to assume such payment obligations and should it elect to do so, such Know-How and Patent Rights shall be included in such license grant.

(f) Upon AMGEN’s request, VIGIL will assign (or, if applicable, will cause its Affiliates or (subject to Section 9.5(b)) Sublicensees to assign) to AMGEN all of VIGIL’s (and such Affiliates’ and Sublicensees’) right, title and interest in and to any (1) registered or unregistered trademarks or internet domain names that are specific to the Terminated Product(s), provided that such assignment is in accordance with VIGIL’s policy on trademarks (it being understood that the foregoing will not include any trademarks or internet domain names that contain the corporate or business name(s) of VIGIL) and (2) Program Patents that claim any Licensed Know-How.

(g) VIGIL agrees (and shall cause its Affiliates and Sublicensees as a condition of the grant of the applicable Sublicense to so agree) to fully cooperate with AMGEN and its designee(s) to facilitate a smooth, orderly and prompt transition of the Exploitation of the Terminated Products in the Territory to AMGEN and/or its designee(s). Upon request by AMGEN, VIGIL shall transfer to AMGEN some or all quantities of the Terminated Product(s) in its possession. If VIGIL is, at the time of such termination of this Agreement, party to any Third Party contracts with respect to such Terminated Product(s), then it shall provide AMGEN notice of and (to the extent permitted to do so), copies thereof. VIGIL shall assign to AMGEN any such contracts requested by AMGEN, to the extent relating to such Terminated Product(s) and to the extent it has the right under such contract(s) to do so (and shall use commercially reasonable efforts to obtain any required consents, which efforts shall not require making any payments or incurring any liabilities unless AMGEN agrees to reimburse VIGIL therefor (and VIGIL shall inform AMGEN of any such required payment or liability)). In addition, VIGIL shall, at AMGEN’s cost and expense, (i) provide any cooperation reasonably requested by AMGEN to ensure uninterrupted supply of such Terminated Product(s) (including VIGIL’s employees’ time at the FTE Rate), and (ii) if VIGIL manufactured such Terminated Product(s) at the time of termination, continue to provide for manufacturing of such Terminated Product for AMGEN, at [***] of the fully-burdened manufacturing cost therefor, from the date of notice of such termination until the sooner to occur of such time as AMGEN is able, using commercially reasonable efforts to do so, to secure an acceptable alternative commercial manufacturing source from which sufficient quantities of such Terminated Product(s) may be procured and legally sold in the Territory or [***] months from the effective date of termination of this Agreement.

(h) VIGIL shall duly execute and deliver, or cause to be duly executed and delivered, such instruments and shall do and cause to be done such activities and things, including the filings of such assignments, agreements, documents and instruments, as may be necessary under, or as AMGEN may reasonably request in connection with, AMGEN’s rights under this Section 9.5 (Effects of Termination).

(i) Notwithstanding a partial termination of this Agreement pursuant to Section 9.2.1 or 9.3.2 or a complete termination of this Agreement pursuant to Section 9.2, Section 9.3.1 or Section 9.4, VIGIL’s obligations to pay royalties and milestone payments under Section 3.3.2 and Section 3.3 shall continue with respect to any Retained Product , in each case on a Retained-Product-by-Retained-Product and country-by-country basis until the expiration of the Royalty Term with respect to such Retained Product.

(j) VIGIL shall remain financially responsible for (and shall pay to AMGEN) (1) the Reservation Fee and Reservation Agreement Process Consumables Fees and (2) all amounts due under the Order and the Reservation Agreement, as contemplated in Section 2.5.3(a).

(k) VIGIL shall return to AMGEN (or cause to be returned to Amgen) all Licensed Materials

(l) In the event of a termination under Section 9.3.2 (Discretionary Termination) or Section 9.3.1, in either case with respect to a Terminated Program only (and not with respect to this Agreement in its entirety), VIGIL’s obligations under Section 5.2 with respect to Products in the Terminated Program shall cease and Amgen’s restrictions under Section 5.5 (Amgen Restrictions) shall cease with respect to (1) small molecules (if the Terminated Program is the Small Molecule Program) or (2) antibodies (if the Terminated Program is the MAB Program).

Section 9.6 Survival. In addition to the termination consequences set forth in Section 9.5 (Effects of Termination), the following provisions will survive termination or expiration of this Agreement: Articles 1 (Definitions), 7 (Indemnification), 8 (Confidentiality), and 10 (Miscellaneous) and Sections 2.5.3 (AMGEN Cell Line and Licensed Manufacturing Know-How) (with respect to VIGIL’s payment obligations in respect of the Order or as otherwise accrued before such expiration or termination), 2.7 (No Other Rights), 3.1 (Equity in Vigil), 3.2 (Upfront and Milestone Payments) (with respect to payment obligations accrued before such expiration or termination and with respect to Retained Products), 3.3 (Royalties) (with respect to sales of Licensed Product made before such expiration or termination and with respect to all future sales of Retained Products), 3.4 (Method of Payment) through 3.9 (Taxes) (inclusive) (with respect to all payments due prior to the termination of the agreement and for all future payments due post-terminations), 4.3 (Enforcement) through 4.5 (Recovery) (inclusive) (with respect to any action initiated prior to such expiration or termination), 6.3 (Disclaimer), and this Section 9.6 (Survival). Termination or expiration of this Agreement are neither Party’s exclusive remedy and will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice either Party’s right to obtain performance of any obligation. All other rights and obligations will terminate upon expiration of this Agreement.

ARTICLE 10. MISCELLANEOUS

Section 10.1 Entire Agreement; Amendment. This Agreement and all Exhibits attached to this Agreement constitute the entire agreement between the Parties as to the subject matter hereof. All prior and contemporaneous negotiations, representations, warranties, agreements, statements, promises and understandings with respect to the subject matter of this Agreement are hereby superseded and merged into, extinguished by and completely expressed by this Agreement. None of the Parties shall be bound by or charged with any written or oral agreements, representations, warranties, statements, promises or understandings not specifically set forth in this Agreement. No amendment, supplement or other modification to any provision of this Agreement shall be binding unless in writing and signed by all Parties.

Section 10.2 Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the U.S. Bankruptcy Code to the extent permitted thereunder. The Parties shall retain and may fully exercise all of their respective rights and elections under the U.S. Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

Section 10.3 Independent Contractors. The relationship between VIGIL and AMGEN created by this Agreement is solely that of independent contractors. This Agreement does not create any agency, distributorship, employee-employer, partnership, joint venture or similar business relationship between the Parties. Neither Party is a legal representative of the other Party, and neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever. Each Party shall use its own discretion and shall have complete and authoritative control over its employees and the details of performing its obligations under this Agreement.

Section 10.4 Dispute Resolution; Governing Law; Jurisdiction. The Parties recognize that a dispute may arise relating to this Agreement (a “Dispute”). Any Dispute, including Disputes that may involve the Affiliates of any Party, shall be resolved in accordance with this Section 10.4. If there are any Disputes in connection with this Agreement, including Disputes related to proposed termination of this Agreement under Article 9, all rights and obligations of the Parties shall continue until such time as the Dispute has been resolved in accordance with the provisions of this Section 10.4. Any Dispute, including any claim, or controversy as to the breach, enforcement, interpretation or validity of this Agreement shall be referred to a member of each Party’s executive management team (the “Executive Officers”) for attempted resolution. If the Executive Officers are unable to resolve such Dispute within [***] days of such Dispute being referred to them, the Parties hereby agree that either Party may initiate litigation in a court of competent jurisdiction located in New York, New York to address such Dispute. This Agreement and its effect are subject to and shall be construed and enforced in accordance with the law of the State of New York, without regard to its conflicts of laws, except as to any issue which depends upon the validity, scope or enforceability of any Licensed Patent, which issue shall be determined in accordance with the laws of the country in which such patent was issued. Each of the Parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York for any matter arising out of or relating to this Agreement and the transactions contemplated hereby, and agrees not to commence any litigation relating thereto except in such courts. Each of the Parties hereby irrevocably and unconditionally waives any objection to the laying of venue of any matter arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. The Parties agree that a final judgment in any such matter shall be conclusive and may be enforced in other jurisdictions by suits on the judgment or in any other manner provided by law. Any proceeding brought by either Party under this Agreement shall be exclusively conducted in the English language.

Section 10.5 Notice. All notices or communication required or permitted to be given by either Party hereunder shall be deemed sufficiently given if mailed by registered mail or certified mail, return receipt requested, or sent by overnight courier, such as Federal Express, to the other Party at its respective address set forth below or to such other address as one Party shall give notice of to the other from time to time hereunder. Mailed notices shall be deemed to be received on the third (3rd) business day following the date of mailing. Notices sent by overnight courier shall be deemed received the following business day.

If to VIGIL:	VIGIL NEUROSCIENCE, INC.
400 Technology Square, 10th Floor
Cambridge, MA 02139
Attn: CEO

With a copy to:
Cooley LLP
500 Boylston Street, 14th Floor
Boston, MA 02116-3736
Attn: Marc Recht

If to AMGEN:	Amgen Inc.
One Amgen Center Drive
Thousand Oaks, CA 91320
Attn: [***]

Section 10.6 Compliance With Law; Severability. Nothing in this Agreement shall be construed to require the commission of any act contrary to Law. If any one or more provisions of this Agreement is held to be invalid, illegal or unenforceable, the affected provisions of this Agreement shall be curtailed and limited only to the extent necessary to bring it within the applicable legal requirements and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

Section 10.7 Non-Use of Names. AMGEN shall not use the name, trademark, logo, or physical likeness of VIGIL or any of its officers, directors or employees, or any adaptation of any of them, in any advertising, promotional or sales literature, without such VIGIL’s prior written consent. AMGEN shall require its Affiliates to comply with the foregoing. VIGIL shall not use the name, trademark, logo, or physical likeness of AMGEN or any of its officers, directors or employees, or any adaptation of any of them, in any advertising, promotional or sales literature, without AMGEN’s prior written consent. VIGIL shall require its Affiliates and Sublicensees to comply with the foregoing in connection with each such Sublicensee’s sublicense. Notwithstanding the foregoing, VIGIL and its Affiliates and Sublicensees may identify the existence of their rights as licensees of the Licensed Patents as necessary or appropriate to exercise rights under this Agreement.

Section 10.8 Successors and Assigns. Neither this Agreement nor any of the rights or obligations created herein may be assigned by either Party, in whole or in part, without the prior written consent of the other Party, not to be unreasonably withheld or delayed except that either Party shall be free to assign this Agreement (a) to an Affiliate of such Party (for so long as such Affiliate remains an Affiliate) provided that such Party shall remain liable and responsible to the other Party for the performance and observance of all such duties and obligations by such Affiliate, or (b) in connection with any merger, consolidation or sale of such Party or sale of all or substantially all of the assets of the Party that relate to this Agreement (a “Sale Transaction”), without the prior consent of the non-assigning Party. This Agreement shall bind and inure to the benefit of the successors and permitted assigns of the Parties hereto. Any assignment of this Agreement in contravention of this Section 10.8 (Successors and Assigns) shall be null and void.

Section 10.9 Sale Transaction or AMGEN Acquisition. In the event of (x) a Sale Transaction, or (y) the acquisition by AMGEN or VIGIL of all or substantially all of the business of a Third Party (together with any entities that were Affiliates of such Third Party immediately prior to such acquisition, an “Acquiree”), whether by merger, sale of stock, sale of assets or otherwise (an “Acquisition”), intellectual property rights of the acquiring party in a Sale Transaction, if other than one of the Parties to this Agreement (together with any entities that were affiliates of such Third Party immediately prior to such Sale Transaction, a “Third Party Acquirer”), or the Acquiree, as applicable, shall not be: (a) included (as the licensor or licensee) in the technology licensed hereunder, (b) the subject (either granting or receiving) of any covenant not to sue hereunder except as provided for in Section 2.6 or (c) otherwise subject to this Agreement, except as specified in Section 5.4 with respect to Distracting Products.

Section 10.10 Waivers. A Party’s consent to or waiver, express or implied, of any other Party’s breach of its obligations hereunder shall not be deemed to be or construed as a consent to or waiver of any other breach of the same or any other obligations of such breaching Party. A Party’s failure to complain of any act, or failure to act, by the other Party, to declare the other Party in default, to insist upon the strict performance of any obligation or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof, no matter how long such failure continues, shall not constitute a waiver by such Party of its rights hereunder, of any such breach, or of any other obligation or condition. A Party’s consent in any one instance shall not limit or waive the necessity to obtain such Party’s consent in any future instance and in any event no consent or waiver shall be effective for any purpose hereunder unless such consent or waiver is in writing and signed by the Party granting such consent or waiver.

Section 10.11 No Third Party Beneficiaries. Except as expressly provided with respect to AMGEN Indemnified Parties and VIGIL Indemnified Parties in Article 7 (Indemnification), nothing in this Agreement shall be construed as giving any Person, other than the Parties hereto and their successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

Section 10.12 Headings; Exhibits. Article and Section headings used herein are for convenient reference only, and are not a part of this Agreement. All Exhibits are incorporated herein by this reference.

Section 10.13 Interpretation. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The term “including” as used herein shall mean including, without limiting the generality of any description preceding such term. The term “will” as used herein means shall. All references to a “business day” or “business days” in this Agreement means any day other than a day which is a Saturday, a Sunday or any day banks are authorized or required to be closed in the United States. The language in all parts of this Agreement shall be deemed to be the language mutually chosen by the Parties. The Parties and their counsel have cooperated in the drafting and preparation of this Agreement, and this Agreement therefore shall not be construed against any Party by virtue of its role as the drafter thereof.

Section 10.14 Equitable Relief. Each Party acknowledges that a breach by it of the provisions of this Agreement may not reasonably or adequately be compensated in damages in an action at law and that such a breach may cause the other Party irreparable injury and damage. By reason thereof, each Party agrees that the other Party is entitled to seek, in addition to any other remedies it may have under this Agreement or otherwise, preliminary and permanent injunctive and other equitable relief to prevent or curtail any breach of this Agreement by the other Party and is otherwise entitled to specific performance of the terms hereof; provided, however, that no specification in this Agreement of a specific legal or equitable remedy will be construed as a waiver or prohibition against the pursuing of other legal or equitable remedies in the event of such a breach.

Section 10.15 Force Majeure. Neither Party shall be held liable or responsible to the other Party, nor be deemed to have defaulted under or breached this Agreement, for failure or delay in fulfilling or performing any term of this Agreement to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including fire, floods, embargoes, power shortage or failure, acts of war (whether war be declared or not), insurrections, riots, terrorism, civil commotions, strikes, a pandemic (including COVID19 related interruptions), lockouts or other labor disturbances, acts of God, or any acts, omissions, or delays in acting by any governmental authority or the other Party; provided, however, that the affected Party promptly notifies the other Party in writing (and continues to provide monthly status updates to the other Party for the duration of the effect); and provided further, however, that the affected Party shall use its commercially reasonable efforts to avoid or remove such causes of nonperformance and to mitigate the effect of such occurrence, and shall continue performance with reasonable dispatch whenever such causes are removed. The Parties acknowledge and agree that as of the Execution Date, the activities of both Parties may be interrupted due to the COVID-19 pandemic and, as a result, each Party’s performance of some or all of the activities relating to the transfer of Licensed Material and Licensed Know-How may be delayed. Further, as COVID-19 pandemic circumstances evolve, there may be additional delays or other circumstances for either Party that were not initially foreseeable. In light of the foregoing, the Parties agree to discuss in good faith an extension to timelines contemplated in this Agreement, as may be applicable.

Section 10.16 Further Assurances. Each Party shall execute, acknowledge, and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

Section 10.17 Counterparts. This Agreement may be executed in counterparts by a single Party, each of which when taken together shall constitute one and the same agreement, and may be executed through the use of facsimiles or .pdf or other electronically transmitted documents.

[signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

VIGIL NEUROSCIENCE, INC		AMGEN INC.

By:	/s/ Ommer Chohan	By:	/s/ Peter H. Griffith
Name:	Ommer Chohan	Name:	Peter H. Griffith
Title:	Chief Financial Officer	Title:	EVP & CFO

		By:	/s/ David M. Reese
		Name:	David M. Reese
		Title:	EVP, Research & Development

EXHIBIT A

LICENSED KNOW-HOW

Access to documents listed below in the fields of regulatory, research, pharmacology, toxicology, bioanalytical, pharmacokinetics, and their supporting information, including but not limited to, the final reports, study files, study samples/specimens, and individual data files, will be made available to VIGIL within the timeframes shown below after the Effective Date.

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20

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21

EXHIBIT B

LICENSED PATENTS

Country	Application No.	Filing Date	Title

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Country	Application No.	Filing Date	Title

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

EXHIBIT C

PERMITTED CMOS/CROs

[***]

EXHIBIT D

LICENSED COMPOUNDS

[***]

EXHIBIT E

SUPPLEMENTAL CONFIDENTIALITY AGREEMENT

[***]

[***]

[***]

[***]	[***]	[***]

EXHIBIT F

RESERVATION AGREEMENT

[***]

[***]

[***]

[***]

EXHIBIT G

ONGOING STUDIES

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H

[***] Order Summary

[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]